                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-08006

                          SCUDDER MG INVESTMENTS TRUST
                     --------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       4/30/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Fixed Income Fund

Scudder Short Duration Fund

Scudder High Income Plus Fund

Semiannual Report to Shareholders

April 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The funds invest in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Investors in the funds should be able to withstand fluctuations in the fixed income markets. The yield and value of the funds change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities a fund invests. Scudder High Income Plus Fund may invest in lower-quality and nonrated securities which present greater risk of loss of principal and interest than higher-quality securities. All of these factors may result in greater share price volatility. Please read a fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2004

Scudder Fixed Income Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R, Institutional Class and Investment Class are not subject to sales charges.

Returns and rankings for the 1-year period for Class A, Class C, Investment Class and Institutional Class and for 3-year, 5-year, 10-year and Life of Class periods for all share classes reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to June 28, 2002 and for Class R shares prior to October 1, 2003 are derived from the historical performance of Institutional Class shares of the Scudder Fixed Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder Fixed Income Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A	1.90%	2.46%	6.71%	6.63%	7.21%
Class B	1.64%	1.81%	5.95%	5.86%	6.42%
Class C	1.59%	1.66%	5.94%	5.85%	6.42%
Class R	1.90%	2.32%	6.47%	6.37%	6.93%
Institutional Class	2.01%	2.70%	6.98%	6.90%	7.49%
Lehman Brothers Aggregate Bond Index+	1.25%	1.82%	6.65%	6.66%	7.34%

Scudder Fixed Income Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class*
Investment Class	1.98%	2.66%	6.83%	6.70%	6.41%
Lehman Brothers Aggregate Bond Index+	1.25%	1.82%	6.65%	6.66%	6.56%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

++ Total returns for periods less than one year are not annualized.
* Investment Class commenced operations on February 11, 1998. Index returns begin February 28, 1998.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Investment Class	Class R	Institutional Class
Net Asset Value: 4/30/04	$ 10.88	$ 10.88	$ 10.87	$ 10.82	$ 10.93	$ 10.84
10/31/03	$ 10.96	$ 10.96	$ 10.96	$ 10.95	$ 10.99	$ 10.96
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ .21	$ .18	$ .18	$ .27	$ .15	$ .26
Capital Gains Distributions as of 4/30/04	$ .08	$ .08	$ .08	$ .08	$ .08	$ .08
April Income Dividend	$ .0390	$ .0357	$ .0367	$ .0523	$ .0461	$ .0490
SEC 30-day Yield as of 4/30/04++	3.97%	3.45%	3.43%	4.25%	4.17%	4.45%
Current Annualized Distribution Rate as of 4/30/04++	4.36%	4.00%	4.11%	5.88%	5.13%	5.50%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Institutional Class Lipper Rankings - Intermediate Investment Grade Debt Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	85	of	438	20
3-Year	42	of	337	13
5-Year	29	of	243	12
10-Year	11	of	114	10

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Fixed Income Fund - Class A [] Lehman Brothers Aggregate Bond Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/04
Scudder Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,785	$11,605	$13,166	$19,158
	Average annual total return	-2.15%	5.09%	5.65%	6.72%
Class B	Growth of $10,000	$9,886	$11,694	$13,193	$18,631
	Average annual total return	-1.14%	5.36%	5.70%	6.42%
Class C	Growth of $10,000	$10,166	$11,889	$13,287	$18,623
	Average annual total return	1.66%	5.94%	5.85%	6.42%
Class R	Growth of $10,000	$10,232	$12,070	$13,619	$19,552
	Average annual total return	2.32%	6.47%	6.37%	6.93%
Lehman Brothers Aggregate Bond Index+	Growth of $10,000	$10,182	$12,129	$13,803	$20,313
	Average annual total return	1.82%	6.65%	6.66%	7.34%

The growth of $10,000 is cumulative.

Growth of an Assumed $250,000 Investment
[] Scudder Fixed Income Fund - Institutional Class [] Lehman Brothers Aggregate Bond Index+

Yearly periods ended April 30

Comparative Results as of 4/30/04
Scudder Fixed Income Fund		1-Year	3-Year	5-Year	Life of Class*
Investment Class	Growth of $10,000	$10,266	$12,194	$13,828	$14,709
	Average annual total return	2.66%	6.83%	6.70%	6.41%
Lehman Brothers Aggregate Bond Index+	Growth of $10,000	$10,182	$12,129	$13,803	$14,797
	Average annual total return	1.82%	6.65%	6.66%	6.56%

The growth of $10,000 is cumulative.

* Investment Class commenced operations on February 11, 1998. Index returns begin February 28, 1998.
Scudder Fixed Income Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $250,000	$256,750	$306,100	$349,075	$514,600
	Average annual total return	2.70%	6.98%	6.90%	7.49%
Lehman Brothers Aggregate Bond Index+	Growth of $250,000	$254,550	$303,225	$345,075	$507,825
	Average annual total return	1.82%	6.65%	6.66%	7.34%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

+ Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder Short Duration Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 2.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to February 28, 2003 are derived from the historical performance of Institutional Class shares of the Scudder Short Duration Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/04
Scudder Short Duration Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A	1.22%	1.92%	3.97%	4.97%	5.41%
Class B	1.00%	1.40%	3.28%	4.24%	4.65%
Class C	.91%	1.21%	3.22%	4.20%	4.63%
Institutional Class	1.31%	2.02%	4.17%	5.20%	5.66%
Merrill Lynch 1-3 Year US Treasury Index+	.55%	1.14%	4.25%	5.18%	5.82%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.
++ Total returns for periods less than one year are not annualized.
* The Fund commenced operations on March 13, 1995. Index comparisons begin March 31, 1995.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/04	$ 10.05	$ 10.06	$ 10.04	$ 10.06
10/31/03	$ 10.07	$ 10.07	$ 10.06	$ 10.07
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ .13	$ .10	$ .10	$ .13
Capital Gains Distributions as of 4/30/04	$ .01	$ .01	$ .01	$ .01
April Income Dividend	$ .0220	$ .0159	$ .0165	$ .0208
SEC 30-day Yield as of 4/30/04++	2.33%	1.80%	1.80%	2.31%
Current Annualized Distribution Rate as of 4/30/04++	2.66%	1.92%	2.00%	2.52%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 1.78%, 0.94%, 0.94%, and 2.24% for Class A,B,C and Institutional Class, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 2.11%, 1.06%, 1.14% and 2.45% for Class A, B, C and Institutional Class, respectively, had certain expenses not been reduced.
Institutional Class Lipper Rankings - Short Investment Grade Debt Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	27	of	158	17
3-Year	45	of	114	40
5-Year	28	of	98	28

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Short Duration Fund - Class A [] Merrill Lynch 1-3 Year US Treasury Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

Comparative Results (Adjusted for Maximum Sales Charges) as of 4/30/04
Scudder Short Duration Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$9,912	$10,931	$12,393	$15,747
	Average annual total return	-.88%	3.01%	4.39%	5.09%
Class B	Growth of $10,000	$9,842	$10,817	$12,205	$15,153
	Average annual total return	-1.58%	2.65%	4.07%	4.65%
Class C	Growth of $10,000	$10,121	$10,996	$12,282	$15,124
	Average annual total return	1.21%	3.22%	4.20%	4.63%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $10,000	$10,114	$11,330	$12,874	$16,716
	Average annual total return	1.14%	4.25%	5.18%	5.82%

The growth of $10,000 is cumulative.

* The Fund commenced operations on March 13, 1995. Index comparisons begin March 31, 1995.

Growth of an Assumed $250,000 Investment
[] Scudder Short Duration Fund - Institutional Class [] Merrill Lynch 1-3 Year US Treasury Index+

Yearly periods ended April 30

Comparative Results as of 4/30/04
Scudder Short Duration Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $250,000	$255,050	$282,625	$322,050	$413,475
	Average annual total return	2.02%	4.17%	5.20%	5.66%
Merrill Lynch 1-3 Year US Treasury Index+	Growth of $250,000	$252,850	$283,250	$321,850	$417,900
	Average annual total return	1.14%	4.25%	5.18%	5.82%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

* The Fund commenced operations on March 13, 1995. Index comparisons begin March 31, 1995.
+ Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Scudder High Income Plus Fund

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Shareholders of the Investment Class and Institutional Class redeeming shares held less than 180 days will have a lower total return due to the effect of the 2% redemption fee.

Average Annual Total Returns as of 4/30/04
Scudder High Income Plus Fund	6-Month++	1-Year	3-Year	5-Year	Life of Class(a)	Life of Class(b)	Life of Class(c)
Investment Class	5.68%	14.81%	8.35%	6.16%	8.35%	-	-
Institutional Class	5.83%	15.15%	8.55%	6.37%	-	6.40%	-
Premier Class	5.87%	15.28%	8.69%	-	-	-	8.64%
CS First Boston High Yield Index+	6.33%	16.73%	11.27%	6.16%	6.83%	5.36%	10.28%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

++ Total returns for periods less than one year are not annualized.
a Investment Class commenced operations on September 15, 1998. Index returns begin September 30, 1998.
b The Fund commenced operations on March 16, 1998. Index returns begin March 31, 1998.
c Premier Class commenced operations on October 31, 2000. Index returns begin October 31, 2000.

Net Asset Value and Distribution Information
	Investment Class	Institutional Class	Premier Class
Net Asset Value: 4/30/04	$ 7.53	$ 7.53	$ 7.52
10/31/03	$ 7.42	$ 7.42	$ 7.41
Distribution Information: Six Months: Income Dividends as of 4/30/04	$ .30	$ .31	$ .31
April Income Dividend	$ .0501	$ .0504	$ .0507
SEC 30-day Yield as of 4/30/04++	8.16%	8.44%	8.55%
Current Annualized Distribution Rate as of 4/30/04++	8.09%	8.14%	8.20%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate. The SEC yields would have been 8.00%, 8.41% and 8.40% for the Investment Class, Institutional Class and Premier Class, respectively, had certain expenses not been reduced. In addition, the current annualized distribution rates would have been 7.93%, 8.11%, and 8.05%, for the Investment Class, Institutional Class and Premier Class respectively, had certain expenses not been reduced.
Institutional Class Lipper Rankings - High Current Yield Funds Category as of 4/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	136	of	415	33
3-Year	109	of	342	32
5-Year	17	of	272	7

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Institutional Class shares; other share classes may vary.

Growth of an Assumed $250,000 Investment
[] Scudder High Income Plus Fund - Institutional Class [] CS First Boston High Yield Index+

Yearly periods ended April 30

Comparative Results as of 4/30/04
Scudder High Income Plus Fund		1-Year	3-Year	5-Year	Life of Class(a)
Investment Class	Growth of $10,000	$11,481	$12,719	$13,482	$15,701
	Average annual total return	14.81%	8.35%	6.16%	8.35%
CS First Boston High Yield Index+	Growth of $10,000	$11,673	$13,777	$13,482	$14,391
	Average annual total return	16.73%	11.27%	6.16%	6.83%

The growth of $10,000 is cumulative.

Scudder High Income Plus Fund		1-Year	3-Year	5-Year	Life of Class(b)
Institutional Class	Growth of $250,000	$287,875	$319,750	$340,475	$365,600
	Average annual total return	15.15%	8.55%	6.37%	6.40%
CS First Boston High Yield Index+	Growth of $250,000	$291,825	$344,425	$337,050	$341,925
	Average annual total return	16.73%	11.27%	6.16%	5.36%

The growth of $250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

a Investment Class commenced operations on September 15, 1998. Index returns begin September 30, 1998.
b The Fund commenced operations on March 16, 1998. Index returns begin March 31, 1998.

Comparative Results as of 4/30/04
Scudder High Income Plus Fund		1-Year	3-Year	Life of Class(c)
Premier Class	Growth of $5,000,000	$5,764,000	$6,419,500	$6,679,500
	Average annual total return	15.28%	8.69%	8.64%
CS First Boston High Yield Index+	Growth of $5,000,000	$5,836,500	$6,888,500	$7,010,000
	Average annual total return	16.73%	11.27%	10.28%

The growth of $5,000,000 is cumulative.

The minimum investment for Premier Class shares is $5,000,000.

c Premier Class commenced operations on October 31, 2000. Index returns begin October 31, 2000.
+ CS First Boston High Yield Index is an unmanaged trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder Fixed Income Fund and
Scudder Short Duration Fund

Gary Bartlett serves as lead portfolio manager of Scudder Fixed Income Fund and Scudder Short Duration Fund. He is assisted by an extensive team of portfolio co-managers. In the following interview, the team discusses the funds' performance and the recent market environment for the semiannual period ended April 30, 2004.

Q: How did the bond market perform during the six-month period?

A: The semiannual period proved to be volatile for the bond market. The strengthening economy - signaled most notably by a strong March employment report - triggered a sharp decline in bond prices during April. For the month of April alone, the yield on 10-year Treasuries rose 66 basis points, and month-over-month, Treasuries experienced a price decline of more than 4%. Despite a 2.66% decline in April, the Lehman Brothers Aggregate Bond Index managed to post a positive return of 1.25% for the entire six-month period. Against this backdrop, the markets saw the corporate rally continue unabated through 2003 year-end, stall in the first quarter of 2004 and resume in April. Asset-backed and mortgage-backed securities also continued to perform well, as did most other "spread" sectors. Treasury bonds, while delivering positive results, lagged the rest of the bond market in April.

Q: How did lower-quality issues perform in the face of an improving economy?

A: For the six-month period, lower-rated issues performed well overall, as expected with an improving economy. They did stall, however, during the first quarter of 2004. The most likely rationale is valuation: Spreads on lower-quality corporate bonds tightened dramatically during the previous six quarters. Investors apparently decided that the lower-quality portion of the bond market had become overvalued. That said, high-visibility credits performed poorly while some individual lower-quality issuers performed fairly well. The market didn't stall as badly as the headlines suggested and returned to improved relative performance in April.

Q: How did Scudder Fixed Income Fund and Scudder Short Duration Fund perform for the six-month period ended April 30, 2004?

A: Scudder Fixed Income Fund Class A shares gained 1.90% for the period, compared with the 1.17% return of the average fund in the Lipper Intermediate Investment Grade Debt Funds category.1 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower.) As we've said, the Lehman Brothers Aggregate Bond Index, the fund's benchmark, returned 1.25% for the period. (Please see pages 3 through 10 for the performance of other share classes and more complete performance information.)

1 The Lipper Intermediate Investment Grade Debt Funds category includes funds that invest primarily in investment-grade debt issues (rated in the top 4 grades) with dollar-weighted average maturities of 5 to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Intermediate Investment Grade Debt Funds category.

For the semiannual period, Scudder Short Duration Fund Class A shares returned 1.22%, compared with the fund's benchmark, the Merrill Lynch 1-3 Year US Treasury Index, which returned 0.55%.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower.) The average fund in the Lipper Short Investment Grade Debt Funds category returned 0.65%.3

2 The Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index of US Treasury obligations having maturities ranging from 1 to 2.99 years.

Q: How did the funds' strategy and positioning contribute to their performance during the period?

A: We believe that the key to providing "excess return," or return that exceeds the funds' benchmarks, is the consistent application of our disciplined bottom-up security selection style. This not only drives issuer selection but also entails identifying value along the credit curve and finding opportunistic entry and exit points for individual securities. Specifically, in cable/media, we were able to outperform the benchmarks because we reduced exposure to the sector prior to 2003 year-end when it was fully valued, and we avoided investment in the sector's poorest-performing issuers during the first quarter of 2004. Our investment in autos, where we are market-weighted, benefited the funds as the subsector performed well during the period. Additionally, we were able to add value by concentrating our exposure within the "cheapest" portion of the credit curves of the individual issuers. In Ford Motor Company, where we have a market weighting, our exposure to the shorter portion of the market aided performance. These short-term issues posted positive returns compared with Treasuries, while the longer-term issues from Ford did not. Within General Motors, we added select longer-term issues at opportune times, and the funds benefited from investments in General Motors over the period, even though the company's fixed-income issues as a group significantly underperformed Treasuries of comparable maturities during the first quarter.

3 The Lipper Short Investment Grade Debt Funds category includes funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of less than three years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper Short Investment Grade Debt Funds category.

The high-quality securitized sectors of the market performed well compared to benchmark Treasuries during the period. We added opportunistically to our portfolio of relatively stable structured mortgages (CMO's) during the "trading range environment" which existed in the Treasury market during much of the period. This approach helped performance compared with the Lehman Brothers Mortgage Backed Bond Index during March and April, when volatility increased.4

4 The Lehman Brothers Mortgage Backed Bond Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

Asset-backed securities were one of the better-performing sectors within the investment-grade markets during the period. While still significantly overweight in the sector, we decreased our exposure as tightening spreads on individual securities enabled our target valuations to be achieved.

Q: What detracted from performance during the period?

A: The funds' performance was negatively affected over the period by their exposure to an asset-backed holding issued by Mitsubishi Motor Corporation of America MMCA. The performance of the bond has been hurt by the worse-than-expected performance of the loans underlying the transaction.

Q: How do you assess the credit markets at present?

A: As the past six months have demonstrated, determining the effect of changing macro factors on sector performance is a difficult and complex task. The market, yet again, had the interest rate "call" wrong, which doubtless hurt many managers who attempted to add returns by forecasting interest rates. We believe trying to correctly predict rates and such factors as the geopolitical environment and the US and global economies is a tough way to produce returns. In addition, fixed-income valuations, which have become less compelling as spreads tightened during the period, made a macro approach all the more challenging. The good news is that dislocations and opportunities at the security level, where we spend all of our time and resources, remain. We believe that by applying our long-standing discipline of evaluating the creditworthiness, structural stability and liquidity of individual securities, we can continue to generate competitive returns for the funds.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Scudder High Income Plus Fund

In the following interview, Portfolio Manager Andrew Cestone discusses Scudder High Income Plus Fund's strategy and the market environment during the six-month period ended April 30, 2004.

Q: How did the high-yield bond market perform during the period?

A: High-yield bonds posted a solid return for the semiannual period, reflecting continued improvement in the fundamentals of the asset class. The CS First Boston High Yield Index - the fund's benchmark - returned 6.33% for the period, which was well ahead of the 1.25% return of the bond market as a whole, as measured by the Lehman Brothers Aggregate Bond Index.1 Improved fundamentals, a robust US economy and lower defaults all contributed to the market's strong performance. High-yield companies continued to improve their financial positions through actions such as cutting costs, reducing debt and refinancing their existing debt at lower interest rates. A key factor supporting the asset class was the continued decline in defaults. At the end of April 2004, Moody's 12-month rolling default rate stood at 4.0%, compared with 5.3% at the end of December 2003 and 6.7% at the end of April 2003.2 These positive factors were reflected in the yield spread of the asset class.3 At the close of the period, the spread stood at 440 basis points (4.40 percentage points), versus 536 six months earlier, with the move resulting from a gain in high-yield bond prices and the change in the Treasury yield in April.

1 The CS First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the global high-yield debt market. The Lehman Brothers Aggregate Bond Index represents US domestic taxable investment grade bonds that include securities from the following sectors: US Treasuries, agencies, corporate bonds, mortgage-backed bonds and asset-backed securities. The index includes more than 5,500 publicly issued securities with a minimum 1 year to final maturity and $150 million par amount outstanding. The average maturity and duration of the index is in the intermediate range.
2 Source: Moody's Investors Service.
3 The yield spread is the difference between the yield of a given fixed-income asset class and the yield on Treasuries. A large spread indicates that investors require yields substantially above those of Treasuries in order to invest in high-yield bonds. This is generally indicative of a higher-risk environment. A smaller spread generally indicates a more positive environment, since investors are less concerned about risk and therefore willing to accept lower yields. A drop in the yield spread is a positive, since it indicates yields are falling and prices are rising.

As has been the case throughout the past year, lower-quality and higher-beta areas of the market delivered the best performance. Keeping in mind that the high-yield market as a whole returned 6.33%, the credit quality segment returns broke down as follows:4

4 Bond ratings are the alphabetical designations indicating the credit quality of a particular bond, as measured by the major agencies. Treasuries, which are backed by the government and therefore free of default risk, are ranked AAA. The riskiest bonds are generally rated CCC and below.
5 Lipper's High Current Yield Funds category represents funds that aim at a high relative current yield from fixed-income securities, have no quality or maturity restrictions and tend to invest in lower-grade debt issues. The fund's Institutional Class shares ranked 136, 109 and 17 for the 1-, 3- and 5-year periods as of April 30, 2004. There were 415, 342 and 272 funds, respectively, in Lipper's High Current Yield Funds category. Performance includes the reinvestment of dividends and capital gains and is no guarantee of future results. Source: Lipper Inc. as of April 30, 2004.
Total Returns, 10/31/03 - 4/30/04
Lower-tier (those rated CCC/split CCC and below):	9.45%
Middle-tier (those rated between split BB and split B):	6.10%
Upper-tier (those rated above BB):	4.81%

Q: How did the fund perform for the period?

A: The fund outperformed its average Lipper peer, but underperformed its benchmark for the period. The total return of the fund's Institutional Class shares for the six months ended April 30, 2004, was 5.83%. (Please see pages 11 through 14 for the performance of other share classes and more complete performance information.) The average peer in the Lipper's High Current Yield Funds category gained 5.03% average return. There were 428 funds in the category. The fund's Institutional Class shares also outperformed the average return of the peer group for the one-, three- and five-year periods ended April 30, 2004.5 The fund's benchmark, the CS First Boston High Yield Index, gained 6.33% for the period.

We believe the fund's favorable performance relative to its peer group is the result of our disciplined investment style. In managing the fund, we emphasize individual security and risk management. We believe we can add the most value through fundamental research rather than trying to make broad predictions about sector performance, interest rates or the high-yield market in general. Instead, our emphasis is on finding bonds that offer favorable relative value given their yield and credit outlook. In other words, we look for optimal combinations of risk and return potential. This means that we generally buy bonds that we believe to be undervalued, and we reduce or sell our positions in those that have reached what we believe to be fair valuations. We believe this approach will lead to strong performance over a full high-yield market cycle.

Q: What factors helped and hurt performance?

A: The fund's performance was helped by our decision to increase the fund's overweight position in lower-quality securities, most notably those rated CCC/split CCC.6 This quality shift reflects our investment approach of finding risk-adjusted relative value among individual issues, and not the result of a top-down decision-making process. The increased weighting in the CCC-rated credit segment worked to the fund's advantage, since this credit segment outperformed the broader high-yield market, with a return of 9.86%. On the other hand, an underweight position in bonds rated CC and default - which outperformed the market as a whole - was a detractor. We maintained an underweight in this quality segment through the entire period, since historically it has not produced favorable risk-adjusted performance. We intend to remain conservative in our approach to investing in this area. The fund is underweight in upper-tier securities, as we continue to find better relative-value opportunities in securities in the middle- and lower-quality spectrums. We likely will maintain an overweight in CCC/split CCC-rated securities in the portfolio, but also we anticipate that a number of credits held in this quality segment will be upgraded to single B or higher.

6 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.

In terms of sector allocations, performance was helped by an overweight in chemicals (which, as a group, outperformed with a return of 9.32%). Performance was also helped by an overweight in land transportation (which returned 7.64%) and underweights in retail (5.50%) and leisure (4.21%). Detractors from return included underweights in financials (which returned 11.58% as a group), manufacturing (7.82%) and steel (17.42%).

We generally maintain portfolio duration within half a year of the index, and at the close of the period the portfolio maintained a slightly shorter duration position of approximately 3.9 years.

Q: How did individual security selection affect performance?

A: Securities that detracted from performance for the period include Revlon, Dobson Communications, FINOVA and Avondale Mills. The portfolio did not own Revlon, whose bonds rallied after the company successfully completed a debt-for-equity swap. Had Revlon not completed the swap, also an unanticipated event, we would have expected the company to restructure. Dobson Communications, a wireless company, reported lower than expected financial results during the period, which resulted in the bonds' drifting lower in price. The portfolio was overweight in Dobson Communications. An underweight in FINOVA, a financial services company whose bonds gained in price during the period, detracted from results. Finally, Avondale Mills, a textile company, also dampened return. The company's bond prices drifted lower on weaker retail demand and increased global competition in the textile industry.

Adding to performance was security selection in ARCO, Equistar Chemicals, Georgia Pacific, Petro Stopping Centers, Qwest, Parker Drilling and Fage Dairy. Both ARCO and Equistar bonds rallied from undervalued levels following favorable indications of improved demand and pricing in the chemical sector. Georgia Pacific, a paper and pulp company, continued to gain as the company has been selling assets and paying down debt. The fund has maintained an overweight in this credit for some time, and it has continued to add value. During the period, the bonds of Petro Shopping Centers, a truck stop service company, also added to performance. The fund benefited first from having its existing bonds called at a premium and second from the newly issued bonds' trading up in value. Parker Drilling is an oil field services company that likewise added to return. We have since sold the bonds, as they reached levels that we viewed as their intrinsic value. Fage Dairy, a less-followed foreign, US dollar- denominated food and dairy issuer, gained in price during the period. Fage is an example of how the portfolio's investment in global issues can also add value. Qwest, which is the largest holding in the fund, helped performance for the full period despite giving back some ground in the first calendar quarter of 2004.

Q: What is your view on the current state of the high-yield market?

A: We believe that the fundamentals of the asset class remain strong for the short and mid terms, as economic activity is robust, defaults should remain low, and valuations are reasonable. However, the longer-term picture is less clear as the market begins to discount uncertainties such as potentially slower economic activity or higher interest rates. Still, it is important to keep in mind that the high-yield market is cyclical, and the cyclical undercurrent of improved credit conditions remains in place - a positive for the asset class. High-yield cycles tend to last a number of years, and although rising interest rates may cause spreads to widen, we would not expect spreads to back up to the high levels of the recent past. In addition, high yield is currently a lower-duration asset class (4.0 years), and therefore, high yield has the potential to outperform other fixed-income instruments with a longer duration and lower yields in an environment of rising interest rates. Given our positive outlook for the asset class as a whole, we will continue to remain modestly aggressive, and we believe that we can add value over the long term through our security selection. Fundamental security analysis and diversification remain essential as a means of mitigating risk.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2004

Scudder Fixed Income Fund

Asset Allocation	4/30/04	10/31/03

Collateralized Mortgage Obligations	32%	25%
Corporate Bonds	24%	28%
Asset Backed	10%	14%
US Government Backed	9%	7%
Foreign Bonds - US$ Denominated	8%	7%
US Government Agency Sponsored Pass-Thrus	7%	13%
Municipal Investments	7%	6%
Cash Equivalents, net	2%	-
Government National Mortgage Association	1%	-
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	4/30/04	10/31/03

Financials	53%	45%
Utilities	19%	21%
Energy	14%	6%
Consumer Discretionary	6%	9%
Health Care	4%	4%
Industrials	3%	8%
Telecommunication Services	1%	4%
Consumer Staples	-	3%
	100%	100%

Quality	4/30/04	10/31/03

US Government and Agencies	46%	41%
AAA*	23%	26%
AA	3%	3%
A	14%	15%
BBB	14%	15%
	100%	100%

* Includes cash equivalents

Effective Maturity	4/30/04	10/31/03

Under 1 year	7%	7%
1 < 5 years	48%	47%
5 < 10 years	28%	29%
10 < 15 years	6%	7%
15 years or greater	11%	10%
	100%	100%

Weighted average effective maturity: 6.86 years and 6.96 years, respectively.
Asset allocation, diversification, quality and effective maturity are subject to change.

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 31. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Scudder Short Duration Fund

Asset Allocation	4/30/04	10/31/03

Collateralized Mortgage Obligations	38%	37%
Corporate Bonds	18%	15%
Asset Backed	16%	26%
US Government Backed	11%	8%
Municipal Investments	6%	4%
Foreign Bonds - US$ Denominated	5%	2%
US Government Agency Sponsored Pass-Thrus	4%	4%
Government National Mortgage Association	1%	-
Cash Equivalents, net	1%	4%
	100%	100%

Quality	4/30/04	10/31/03

US Government & Treasury Obligations	37%	41%
AAA*	38%	37%
AA	2%	1%
A	9%	7%
BBB	14%	14%
	100%	100%

* Includes cash equivalents
Effective Maturity	4/30/04	10/31/03

Under 1 year	27%	26%
1 < 5 years	71%	71%
5 < 10 years	2%	3%
	100%	100%

Weighted average effective maturity: 1.97 years and 2.01 years, respectively.
Asset allocation, quality and effective maturity are subject to change.

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 40. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Scudder High Income Plus Fund

Asset Allocation	4/30/04	10/31/03
Corporate Bonds	77%	78%
Foreign Bonds	17%	15%
Securities Lending Collateral	4%	-
Convertible Bonds	1%	2%
Preferred Stocks	1%	1%
Cash Equivalents, net	-	3%
US Government Backed	-	1%
	100%	100%

Corporate Bond Diversification (Excludes Cash Equivalents)	4/30/04	10/31/03
Consumer Discretionary	25%	29%
Industrials	17%	17%
Telecommunication Services	14%	11%
Materials	14%	14%
Energy	9%	11%
Financials	7%	6%
Utilities	7%	6%
Health Care	4%	3%
Consumer Staples	2%	3%
Information Technology	1%	-
	100%	100%

Quality	4/30/04	10/31/03
A*	1%	1%
BBB	3%	3%
BB	22%	30%
B	56%	54%
CCC	17%	12%
CC	1%	-
	100%	100%

* Includes cash equivalents

Effective Maturity	4/30/04	10/31/03
Under 1 year	2%	3%
1 < 5 years	23%	27%
5 < 10 years	64%	60%
10 < 15 years	3%	4%
15 years or greater	8%	6%
	100%	100%

Weighted average effective maturity: 7.73 years and 7.39 years, respectively.
Asset allocation, diversification, quality and effective maturity are subject to change.

The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 48. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of April 30, 2004 (Unaudited)

Scudder Fixed Income Fund	Principal Amount ($)	Value ($)

Corporate Bonds 24.3%
Consumer Discretionary 1.6%
Comcast Cable Communications:
8.35%, 5/1/2007	5,302,000	6,010,586
8.375%, 3/15/2013	3,230,000	3,853,803
General Motors Corp., 8.375%, 7/15/2033	875,000	946,327
Liberty Media Corp., Series A, 3.5%, 9/25/2006	3,065,000	3,070,919
Time Warner, Inc., 7.57%, 2/1/2024	2,105,000	2,290,933
		16,172,568
Energy 3.4%
Duke Capital Corp., 4.302%, 5/18/2006	4,800,000	4,910,064
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	7,700,000	8,106,552
Pedernales Electric Cooperative, Series 02-A, 144A, 6.202%, 11/15/2032	6,105,000	6,121,728
Pemex Project Funding Master Trust: 6.125%, 8/15/2008	1,677,000	1,744,080
8.5%, 2/15/2008	6,695,000	7,498,400
Tri-State Generation & Trans Association, 144A, 7.144%, 7/31/2033	7,340,000	7,644,096
		36,024,920
Financials 12.7%
AgFirst Farm Credit Bank, 8.393%, 12/15/2016	11,480,000	13,099,380
American General, 144A, 8.125%, 3/15/2046	7,915,000	9,822,523
American International Group, Inc., 4.25%, 5/15/2013	1,410,000	1,321,517
BFC Finance Corp., 7.375%, 12/1/2017	6,500,000	7,087,600
Capital One Bank, 5.125%, 2/15/2014	4,380,000	4,189,720
Farm Credit Bank of Texas, 7.561%, 11/5/2049	5,720,000	5,723,546
Florida Windstorm, 144A, 6.85%, 8/25/2007	5,790,000	6,504,000
Ford Motor Credit Co.:
5.8%, 1/12/2009	7,321,000	7,456,548
6.875%, 2/1/2006	5,219,000	5,524,186
General Motors Acceptance Corp.:
4.5%, 7/15/2006	6,050,000	6,181,073
6.75%, 1/15/2006	7,710,000	8,164,158
6.875%, 9/15/2011	810,000	850,185
7.75%, 1/19/2010	5,360,000	5,895,303
Goldman Sachs Group, Inc.:
5.15%, 1/15/2014	12,185,000	11,858,259
6.345%, 2/15/2034	1,427,000	1,363,981
OneAmerica Financial Partners, 144A, 7.0%, 10/15/2033	4,850,000	4,831,720
Pemex Finance Ltd., 6.55%, 2/15/2008	9,046,987	9,574,788
PLC Trust:
144A, 2.709%, 3/31/2006	4,238,009	4,259,496
Series 2003, 144A, 3.748%, 6/1/2013	2,775,000	2,667,635
RAM Holdings Ltd., 144A, 6.875%, 4/1/2024	1,815,000	1,687,562
Republic New York Corp., 5.875%, 10/15/2008	4,745,000	5,053,401
Verizon Global Funding Corp., 7.25%, 12/1/2010	9,315,000	10,530,794
		133,647,375
Health Care 1.1%
Health Care Service Corp., 144A, 7.75%, 6/15/2011	9,955,000	11,470,639
Industrials 0.7%
America West Airlines, Inc., Series 99-1, 7.93%, 1/2/2019	2,786,564	3,035,181
BAE System 2001 Asset Trust, "B", Series B 2001, 144A, 7.156%, 12/15/2011	4,031,615	4,353,822
		7,389,003
Telecommunication Services 0.3%
Bell Atlantic New Jersey, Inc., 7.85%, 11/15/2029	326,000	376,768
Continental Cable, 9.0%, 9/1/2008	2,302,000	2,711,063
		3,087,831
Utilities 4.5%
American Electric Power, 6.125%, 5/15/2006	6,680,000	7,103,933
Cleveland Electric Illumination, 7.43%, 11/1/2009	7,587,000	8,569,448
Consolidated Natural Gas Co., 6.0%, 10/15/2010	2,000,000	2,122,294
Consumers Energy Co., Series F, 4.0%, 5/15/2010	6,415,000	6,090,363
Eastern Energy Ltd., 144A, Series AMBO, 6.75%, 12/1/2006	8,060,000	8,800,496
Entergy Gulf States, Inc., 6.2%, 7/1/2033	2,209,000	2,073,586
Pacific Gas & Electric Co., 6.05%, 3/1/2034	8,000,000	7,565,608
Xcel Energy, Inc., 7.0%, 12/1/2010	4,464,000	5,002,180
		47,327,908
Total Corporate Bonds (Cost $246,860,817)		255,120,244

Foreign Bonds - US$ Denominated 7.4%
Arcel Finance Ltd.:
144A, 5.984%, 2/1/2009	9,362,153	9,814,439
144A, 7.048%, 9/1/2011	3,745,000	3,782,450
Autopista Del Maipo, 144A, 7.373%, 6/15/2022	10,410,000	11,571,444
Deutsche Telekom International Finance BV:
8.0%, 6/15/2010	5,135,000	6,067,393
8.75%, 6/15/2030	2,092,000	2,598,439
Hutchison Whampoa International Ltd., 144A, 5.45%, 11/24/2010	3,520,000	3,471,178
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	13,640,000	13,572,877
Mizuho Financial Group, 8.375%, 12/29/2049	3,385,000	3,567,790
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	5,405,000	5,179,498
Tyco International Group SA:
5.8%, 8/1/2006	6,485,000	6,803,595
144A, 6.0%, 11/15/2013	1,578,000	1,599,664
6.75%, 2/15/2011	7,434,000	8,017,101
United Mexican States, 7.5%, 4/8/2033	1,800,000	1,782,000
Total Foreign Bonds - US$ Denominated (Cost $76,718,008)		77,827,868

Asset Backed 9.7%
Automobile Receivables 4.4%
Chase Manhattan Auto Owner Trust, "A4", Series 2003-B, 2.57%, 2/16/2010	10,670,000	10,510,699
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	10,165,000	10,215,166
"A4", Series 2002-2, 4.3%, 3/15/2010	5,345,000	5,428,147
"C", Series 2002-4, 4.56%, 11/16/2009	2,977,350	2,998,479
"B", Series 2002-2, 4.67%, 3/15/2010	3,772,619	3,736,374
"B", Series 2002-1, 5.37%, 1/15/2010	3,450,838	3,452,783
"C", Series 2002-2, 5.55%, 3/15/2010	5,432,572	4,543,281
Ryder Vehicle Lease Trust, "A5", Series 1999-A, 7.13%, 10/16/2006	5,483,205	5,649,948
		46,534,877
Credit Card Receivables 0.5%
MBNA Credit Card Master Note Trust, "A2", Series 2004-A2, 1.24%, 7/15/2013**	4,720,000	4,719,996
Home Equity Loans 3.1%
Aames Mortgage Trust, "A4F", Series 1998-C, 6.268%, 1/15/2027	231,959	231,874
AQ Finance NIM Trust:
"Note", Series 2003-N2A, 144A, 9.3%, 3/25/2033	896,532	903,256
"Note", Series 2003-N1, 144A, 9.37%, 3/25/2033	532,193	535,685
Asset Backed Securities Corp. Home Equity, "A", Series 2003-HE2, 144A, 7.0%, 4/17/2033	2,593,384	2,606,351
CountryWide Asset-Backed Certificates, "NOTE", Series 2003-BC3N, 144A, 8.0%, 9/25/2033	6,085,309	6,142,359
Green Tree Home Improvement Loan Trust:
"HIBI", Series 1998-D, 7.7%, 6/15/2029	8,037,000	8,219,880
"HIBN1", Series 1998-E, 7.79%, 2/15/2015	4,665,000	4,720,680
"B1", Series 1999-E, 10.34%, 3/15/2015	5,938,000	6,120,034
Renaissance NIM Trust, "NOTE", Series 2002-C, 144A, 8.353%, 12/25/2032	111,845	112,159
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	1,574,408	1,686,771
Saxon Net Interest Margin Trust, "A", Series 2003-A, 144A, 6.656%, 8/26/2033	1,045,347	1,053,187
		32,332,236
Industrials 0.7%
Aircraft Certificate Owner Trust, "D", Series 2003-1A, 144A, 6.455%, 9/20/2022	7,424,000	7,467,876
Manufactured Housing Receivables 1.0%
Access Financial Manufacturing HSG Contract Trust, "A3", Series 1995-1, 7.1%, 5/15/2021	175,208	179,876
Green Tree Financial Corp., "A4", Series 1996-2, 7.2%, 4/15/2027	2,127,813	2,240,299
Vanderbilt Mortgage Finance:
"A2", Series 2001-C, 4.235%, 8/7/2014	5,325,542	5,387,401
"A3", Series 2000-C, 7.55%, 7/7/2017	2,992,388	3,042,395
		10,849,971
Miscellaneous 0.0%
Heller Equipment Asset Receivables Trust, "A4", Series 1999-2, 6.79%, 3/14/2007	174,520	174,766
Total Asset Backed (Cost $100,323,824)		102,079,722

US Government Agency Sponsored Pass-Thrus 7.3%
Federal Home Loan Bank:
5.5%, 1/1/2034	3,693,223	3,690,627
7.5% with various maturities from 2/1/2010 until 12/1/2010	466,526	490,333
Federal Home Loan Mortgage Corp.:
4.5%, 12/1/2018	395,000	388,704
5.0%, with various maturities from 1/15/2017 until 12/31/2033 (d)	27,545,000	27,218,203
Federal National Mortgage Association:
4.5%, with various maturities from 9/1/2018 until 12/1/2033 (d)	4,674,518	4,455,092
5.0%, 6/1/2018 (d)	4,136,484	4,165,622
5.5% with various maturities from 3/1/2018 until 10/1/2033	13,633,279	13,714,342
5.79%, 3/1/2009	5,089,701	5,410,172
6.0% with various maturities from 6/1/2016 until 10/1/2033	8,182,644	8,530,793
6.08%, 9/1/2008	4,880,352	5,248,051
6.5% with various maturities from 10/1/2033 until 12/1/2033	909,396	946,698
7.5% with various maturities from 10/1/2011 until 8/1/2013	1,777,568	1,905,488
9.0%, 11/1/2030	563,708	615,073
Total US Government Agency Sponsored Pass-Thrus (Cost $77,273,053)		76,779,198
Collateralized Mortgage Obligations 31.8%
Bank of America Alternative Loan Trust, "2A1", Series 2004-4, 6.0%, 5/25/2034	5,230,000	5,340,320
Chase Commerical Mortgage Securities Corp., Series 1996-2, 6.9%, 11/19/2028	629,031	671,544
Countrywide Alternative Loan Trust:
"1A1", Series 2004-J1, 6.0%, 2/25/2034	4,260,612	4,350,987
"2A1", Series 2004-J3, 6.0%, 4/25/2034	4,866,000	4,952,676
Countrywide Home Loans, "3A1", Series 2002-12, 6.0%, 8/25/2017	3,000,004	3,038,766
Fannie Mae Whole Loan, "1A3", Series 2004-W1, 4.49%, 11/25/2043	5,365,000	5,434,579
Federal Home Loan Mortgage Corp.:
"AU", Series 2759, 3.5%, 5/15/2019	5,465,000	5,497,884
"PA", Series 2786, 3.5%, 10/15/2010	5,575,000	5,693,687
"XR", Series 2707, 4.0%, 5/15/2016	7,440,000	7,463,541
"LC", Series 2682, 4.5%, 7/15/2032	15,525,000	14,487,416
"TG", Series 2690, 4.5%, 4/15/2032	8,123,000	7,573,673
"WH", Series 2557, 4.5%, 8/15/2009	9,730,869	9,938,729
"HG", Series 2543, 4.75%, 9/15/2028	7,867,817	8,075,636
"KU", Series 2494, 5.0%, 10/15/2026	430,572	431,321
"QK", Series 2513, 5.0%, 8/15/2028	4,244,316	4,281,924
"TE", Series 2780, 5.0%, 1/15/2033	7,635,000	7,525,247
"YD", Series 2737, 5.0%, 8/15/2032	6,402,056	6,188,704
"PE", Series 2378, 5.5%, 11/15/2016	9,260,000	9,594,065
"PE", Series 2405, 6.0%, 1/15/2017	7,178,000	7,557,157
"YB", Series 2205, 6.0%, 5/15/2029	1,618,023	1,684,139
"3A", Series T-41, 7.5%, 7/25/2032	2,269,848	2,442,924
"A5", Series T-42, 7.5%, 2/25/2042	2,367,706	2,548,243
Federal National Mortgage Association:
"A2", Series 2003-63, 2.34%, 7/25/2044	2,500,000	2,467,388
"3A2B", Series 2003-W10, 3.056%, 7/25/2037	6,075,000	6,066,464
"TD", Series 2003-87, 3.5%, 4/25/2011	10,500,000	10,500,113
"QT", Series 2002-70, 3.655%, 12/25/2021	2,000,000	2,040,927
"2A3", Series 2001-4, 4.16%, 6/25/2042	5,577,749	5,596,928
"UK", Series 2003-9, 4.5%, 11/25/2016	5,870,000	5,984,498
"WB", Series 2003-106, 4.5%, 10/25/2015	1,786,000	1,829,678
"A2", Series 2002-W10, 4.7%, 8/25/2042	4,282,941	4,329,805
"A2", Series 2002-W9, 4.7%, 8/25/2042	3,137,845	3,167,532
"2A3", Series 2003-W15, 4.71%, 8/25/2043	11,000,000	11,256,476
"1A3", Series 2003-W18, 4.732%, 8/25/2033	6,110,000	6,240,871
"KY", Series 2002-55, 4.75%, 4/25/2028	4,022,751	4,041,800
"J", Series 1998-36, 6.0%, 7/18/2028	9,167,580	9,528,866
"PQ", Series 2001-64, 6.0%, 11/25/2016	1,024,000	1,077,551
"A2", Series 1998-M1, 6.25%, 1/25/2008	7,007,727	7,501,926
"A2", Series 1998-M6, 6.32%, 8/15/2008	18,954,602	20,363,953
"GV", Series 1998-46, 6.5%, 5/18/2009	5,087,591	5,120,894
"1A2", Series 2003-W3, 7.0%, 8/25/2042	3,595,382	3,817,486
"A2", Series 2002-T16, Grantor Trust, 7.0%, 7/25/2042	10,819,467	11,502,446
"A2", Series 2002-T19, Grantor Trust, 7.0%, 7/25/2042	2,583,330	2,746,403
"A2", Series 2002-T4, 7.0%, 12/25/2041	10,727,023	11,404,166
FHLMC Structured Pass Through Securities, "1A2", Series T-59, 7.0%, 10/25/2043	4,911,954	5,222,021
First Union - Lehman Brothers Commercial Mortgage, "A2", Series 1997-C1, 7.3%, 4/18/2029	29,231	29,207
Government National Mortgage Association:
"PA", Series 2003-89, 5.5%, 12/20/2023	10,622,360	10,982,803
"VK", Series 2002-41, 6.0%, 6/20/2018	5,890,800	6,155,209
GSMPS Mortgage Loan Trust:
"A", Series 1998-4, 144A, 7.5%, 12/21/2026	1,679,939	1,787,632
"A", Series 1998-5, 144A, 7.5%, 6/19/2027	913,830	976,100
"A", Series 1998-3, 144A, 7.75%, 9/19/2027	1,625,038	1,742,905
JP Morgan Commercial Mortgage Finance Corp., "A3", Series 1997-C5, 7.088%, 9/15/2029	755,000	820,169
LB Commercial Conduit Mortgage Trust, "A2", Series 1998-C1, 6.4%, 2/18/2030	890,342	921,985
Master ABS NIM Trust, "NOTE", Series 2003-WMC1, 144A, 8.34%, 5/26/2033	1,142,602	1,154,028
Master Adjustable Rate Mortgage Trust, "3A4", Series 2003-3, 4.626%, 9/25/2033	13,519,000	13,451,743
Master Alternative Loan Trust:
"3A1", Series 2004-3, 6.0%, 4/25/2034	2,309,662	2,377,441
"7A1", Series 2004-4, 6.0%, 5/25/2034	1,250,000	1,275,781
"8A1", Series 2004-3, 7.0%, 4/25/2034	4,922,175	5,161,523
Master Asset Securitization Trust, "8A1", Series 2003-6, 5.5%, 7/25/2033	4,062,610	4,135,742
NYC Mortgage Loan Trust, "A3", Series 1996, 144A, 6.75%, 9/25/2019	7,065,000	7,616,706
Washington Mutual, "4A1", Series 2003-S4, 4.0%, 2/25/2032	4,091,989	4,111,531
Washington Mutual Mortgage Securities Corp., "1A7", Series 2003-MS8, 5.5%, 5/25/2033	5,010,938	4,941,411
Total Collateralized Mortgage Obligations (Cost $331,974,090)		334,223,270

Municipal Investments 6.6%
Allegheny County, PA, Public Housing Revenue, Residential Finance Authority Mortgage Revenue, Series F, Zero Coupon, 8/1/2028 (b)	3,790,000	658,854
Arkansas, Industrial Development Revenue, Series A, Zero Coupon, 7/10/2014 (b)	410,000	225,680
Atlanta, GA, Public Housing Revenue, Urban Residential Finance Authority, 11.09%, 4/1/2022	895,000	897,909
Baltimore, MD, Core City GO, Series B, 8.7%, 10/15/2015 (b)	1,535,000	1,704,786
Belmont, CA, Multi Family Housing Revenue, Redevelopment Agency Tax Allocation, 7.55%, 8/1/2011 (b)	735,000	787,472
California, Single Family Housing Revenue, Housing Finance Agency, Single Family Mortgage:
Series A-1, 7.9%, 8/1/2007 (b)	1,135,000	1,135,340
Series A-1, 8.24%, 8/1/2014 (b)	250,000	250,040
Cameron County, TX, Public Housing Revenue, Housing Finance Corp., Series A, 10.45%, 9/1/2011 (b)	536,340	542,116
Chattahoochee Valley, AL, Water & Sewer Revenue, Water Supply District, 8.6%, 10/1/2007 (b)	165,000	171,671
Contra Costa County, CA, Multi-Family Housing Revenue, Willow Pass Apartments, Series D, 6.8%, 12/1/2015	1,670,000	1,757,992
Fulton, MO, General Obligation, 7.5%, 7/1/2007 (b)	485,000	524,988
Hoboken, NJ, Other GO:
Series B, 4.76%, 2/1/2011 (b)	360,000	358,150
Series B, 4.96%, 2/1/2012 (b)	3,250,000	3,225,430
Series B, 5.12%, 2/1/2013 (b)	3,415,000	3,385,050
Series B, 5.33%, 2/1/2018 (b)	2,285,000	2,284,840
Lake Mills, IA, Hospital & Healthcare Revenue, Investors Limited, First Mortgage:
Series 1995, 7.85%, 11/1/2004	410,000	421,017
Series 1995, 7.9%, 11/1/2005	450,000	464,022
Series 1995, 8.0%, 11/1/2007	610,000	626,018
Series 1995, 8.1%, 11/1/2006	590,000	607,181
Mississippi, Single Family Housing Revenue, Home Corp. Single Family, 7.75%, 7/1/2024	1,202,408	1,242,509
New Mexico, Mortgage Finance Authority, Series 1997-C, 7.43%, 7/1/2029	785,000	818,724
New York, Multi-Family Housing Revenue, Housing Finance Agency, Series C, 8.11%, 11/15/2038	2,435,000	2,701,632
New York City, NY, Higher Education Revenue, Industrial Development Agency, Civic Facilities, Series B, 8.1%, 9/1/2006 (b)	590,000	613,228
North Miami, FL, Project Revenue, Special Obligation:
6.85%, 7/1/2005 (b)	210,000	221,567
7.0%, 1/1/2008 (b)	135,000	152,384
Oklahoma County, OK, Single Family Housing Revenue, Home Finance Authority, Single Family, Series B, Zero Coupon, 7/1/2012	500,000	231,570
Oregon, School District GO, School Board, Series A, Zero Coupon, 6/30/2017 (b)	18,350,000	8,544,677
Panhandle, TX, Single Family Housing Revenue, Regional Housing Finance Corp., Zero Coupon, 10/1/2011	30,000	16,106
Reeves County, TX, County (GO) Lease, Certificate of Participation, Series IBC, 7.25%, 6/1/2011 (b)	3,155,000	3,233,843
Sand Creek Associates Ltd., Idaho, Multi-Family Housing Revenue, Limited Partnership, Multi Family Housing, 8.25%, 12/1/2018	3,100,000	3,110,540
Sedgwick & Shawnee County, KS, Single Family Revenue, Series B, 8.375%, 6/1/2018	780,000	780,125
Southwestern, IL, Development Authority Sports Facilities Revenue, Gateway International Motorsports, 9.2%, 2/1/2013	1,844,000	2,197,624
Southwestern, IL, Development Authority Sports Facility Revenue, Gateway International Motorsports, 9.25%, 2/1/2017	1,639,000	2,052,946
Texas, Multi Family Housing Revenue, Housing & Community Affairs Multi-Family, 6.85%, 12/1/2020 (b)	1,500,000	1,579,485
Union City, NJ, Core City GO, 6.25%, 1/1/2033 (b)	10,360,000	10,724,776
West Virginia, State GO, Jobs Inventory Trust Board, Zero Coupon:
Series A, 1/22/2012	1,800,000	1,138,194
Series A, 6/12/2013	2,000,000	1,138,380
Series C, 7/31/2013	4,000,000	2,244,520
Series D, 7/31/2013	2,000,000	1,142,580
Wisconsin, State (REV) Lease, Series A, 5.7%, 5/1/2026 (b)	4,795,000	4,778,074
Total Municipal Investments (Cost $67,350,633)		68,692,040

Government National Mortgage Association 1.2%
Government National Mortgage Association, 6.0% with various maturities from 1/15/2034 until 4/20/2034 (Cost $13,144,967)	12,607,653	12,922,743

US Government Backed 11.2%
US Treasury Bond, 6.0%, 2/15/2026	41,745,000	45,143,294
US Treasury Note:
3.125%, 4/15/2009	1,085,000	1,061,265
5.0%, 8/15/2011	68,128,000	71,630,188
Total US Government Backed (Cost $120,706,333)		117,834,747

	Shares	Value ($)

Other Investments 0.0%
Goldman Government Fund, 0.90%* (Cost $5,578)	5,578	5,578

Cash Equivalents 2.2%
Scudder Cash Management QP Trust, 1.08% (c) (Cost $22,823,841)	22,823,841	22,823,841

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,057,181,144) (a)	101.7	1,068,309,251
Other Assets and Liabilities, Net	(1.7)	(18,599,227)
Net Assets	100.0	1,049,710,024

* The rate shown is the annualized seven-day yield at period end.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2004.
(a) The cost for federal income tax purposes was $1,057,484,324. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $10,824,927. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $22,369,314 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $11,544,387.
(b) Bond is insured by one of these companies:
		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	1.1
FGIC	Financial Guaranty Insurance Company	0.4
FHA	Federal Housing Administration	0.1
FSA	Financial Security Assurance	0.6
GNMA	Government National Mortgage Association Collateralized	0.3
HUD	Housing and Urban Development	0.1
MBIA	Municipal Bond Investors Assurance	1.7

(c) Scudder Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Mortgage dollar rolls included.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Bank, FHLMC, Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Scudder Short Duration Fund

	Principal Amount ($)	Value ($)

Corporate Bonds 17.7%
Consumer Discretionary 2.3%
Liberty Media Corp., 2.61%, 9/17/2006*	2,840,000	2,889,655
Tele-Communications, Inc., 7.25%, 8/1/2005	709,000	750,459
Time Warner, Inc., 8.11%, 8/15/2006	500,000	551,887
		4,192,001
Financials 8.6%
Florida Windstorm, 144A:
6.7%, 8/25/2004	150,000	152,481
6.85%, 8/25/2007	2,000,000	2,246,632
Ford Motor Credit Co., 6.875%, 2/1/2006	4,041,000	4,277,302
General Motors Acceptance Corp.:
6.125%, 9/15/2006	265,000	279,658
6.75%, 1/15/2006	5,005,000	5,299,820
Pemex Project Funding Master Trust, 8.5%, 2/15/2008	1,263,000	1,414,560
PLC Trust, 144A, 2.709%, 3/31/2006	1,461,383	1,468,792
PNC Funding Corp., 6.875%, 7/15/2007	165,000	182,169
		15,321,414
Industrials 1.2%
BAE System 2001 Asset Trust, "B", Series 2001, 144A, 7.156%, 12/15/2011	1,986,899	2,145,692
Telecommunication Services 0.6%
Telecomunicaciones de Puerto Rico, Inc., 6.65%, 5/15/2006	1,000,000	1,065,377
Utilities 5.0%
American Electric Power, 6.125%, 5/15/2006	700,000	744,424
Aquila, Inc., 6.875%, 10/1/2004	1,000,000	1,021,035
Centerior Energy Corp., Series B, 7.13%, 7/1/2007	180,000	198,482
Cinergy Global Resources, Inc., 144A, 6.2%, 11/3/2008	650,000	702,354
GTE North, Inc., 6.9%, 11/1/2008	1,890,000	2,091,580
Kansas City Power & Light Co., Series B, 6.0%, 3/15/2007	635,000	678,027
Northeast Utilities, 3.3%, 6/1/2008	885,000	850,195
PacifiCorp, 6.75%, 4/1/2005	170,000	176,919
PSI Energy, Inc., 7.85%, 10/15/2007	1,085,000	1,228,432
Public Service New Mexico, 4.4%, 9/15/2008	650,000	653,043
Xcel Energy, Inc., 144A, 3.4%, 7/1/2008	725,000	704,087
		9,048,578
Total Corporate Bonds (Cost $31,872,136)		31,773,062
Foreign Bonds - US$ Denominated 5.3%
Arcel Finance Ltd., 144A, 7.048%, 9/1/2011	650,000	656,500
Deutsche Telekom International Finance BV, 8.0%, 6/15/2010	1,770,000	2,091,390
Glaxosmithkline Capital PLC, 2.375%, 4/16/2007	2,520,000	2,469,474
Mizuho Financial Group, 8.375%, 12/29/2049	745,000	785,230
PF Export Receivable Master Trust, 144A, 6.6%, 12/1/2011	635,000	687,133
Royal Bank of Scotland Group PLC, Series 3, 7.816%, 11/29/2049	995,000	1,075,067
Tyco International Group SA:
5.8%, 8/1/2006	1,000,000	1,049,128
144A, 6.0%, 11/15/2013	130,000	131,785
6.375%, 2/15/2006	65,000	68,480
6.75%, 2/15/2011	385,000	415,198
Total Foreign Bonds - US$ Denominated (Cost $9,575,465)		9,429,385

Asset Backed 15.9%
Automobile Receivables 7.1%
AmeriCredit Automobile Receivables Trust, "A4", Series 2001-B, 5.37%, 6/12/2008	811,441	832,954
Chase Manhattan Auto Owner Trust, "A4", Series 2003-B, 2.57%, 2/16/2010	2,400,000	2,364,168
Daimler Chrysler Auto Trust:
"A4:, Series 2002-A, 4.49%, 10/6/2008	2,175,000	2,233,098
"A4", Series 2000-E, 6.16%, 1/8/2006	188,400	190,414
MMCA Automobile Trust:
"A4", Series 2002-4, 3.05%, 11/16/2009	1,160,000	1,165,725
"B", Series 2002-2, 4.67%, 3/15/2010	783,196	775,671
"A4", Series 2001-4, 4.92%, 8/15/2007	501,169	510,844
"B", Series 2002-1, 5.37%, 1/15/2010	1,200,291	1,200,968
"C", Series 2002-2, 5.55%, 3/15/2010	603,619	504,809
"A4", Series 2000-1, 7.08%, 2/15/2005	2,994	3,002
Ryder Vehicle Lease Trust, "A5", Series 1999-A, 7.13%, 10/16/2006	791,760	815,838
Whole Auto Loan Trust, "A4", Series 2003-1, 2.58%, 3/15/2010	2,090,000	2,067,908
		12,665,399
Credit Card Receivables 1.7%
MBNA Credit Card Master Note Trust, 2.7%, 9/15/2009	3,060,000	3,013,993
Home Equity Loans 6.0%
AAMES Mortgage Trust, "A2", Series 2002-1, 5.378%, 6/25/2029	224,293	226,795
Advanta Mortgage Loan Trust, "A6", Series 2000-2, 7.72%, 3/25/2015	115,465	123,899
AQ Finance NIM Trust:
144A, "Note", Series 2003-N2A, 9.3%, 3/25/2033	161,244	162,453
"Note", Series 2003-N1, 9.37%, 3/25/2033	81,033	81,565
Argent NIM Trust, "A", Series 2004-WN2, 144A, 4.55%, 4/25/2034	1,185,000	1,185,370
Asset Backed Securities Corp. Home Equity, "A", Series 2003-HE2, 144A, 7.0%, 4/17/2033	421,787	423,895
Centex Home Equity:
"A6", Series 2000-C, 7.54%, 10/25/2030	589,707	625,042
"A6", Series 2000-B, 7.97%, 7/25/2031	995,147	1,055,117
Chase Funding, "NOTE", Series 2004-1A, 144A, 3.75%, 3/27/2035	1,006,676	1,014,183
Chase Funding Mortgage Loan, "2A2", Series 2004-1, 1.33%, 12/25/2033*	625,000	625,000
Conseco Finance:
"A2", Series 2002-B, 5.31%, 5/15/2033	40,657	40,901
"AF6", Series 1999-H, 7.21%, 11/15/2029	136,011	138,735
CountryWide Asset-Backed Certificates, "NOTE", Series 2003-BC3N, 144A, 8.0%, 9/25/2033	760,664	767,795
Green Tree Home Improvement Loan Trust, "HIBN1", Series 1998-E, 7.79%, 2/15/2015	300,000	303,581
Renaissance NIM Trust:
"A", Series 2004-A, 144A, 4.45%, 6/25/2034	1,146,324	1,146,324
"NOTE", Series 2002-C, 144A, 8.353%, 12/25/2032	111,844	112,158
Saxon Net Interest Margin Trust, "A", Series 2003-A, 144A, 6.656%, 8/26/2033	1,318,598	1,328,488
Southern Pacific Secured Assets Corp., "A8", Series 1998-2, 6.37%, 7/25/2029	1,490,549	1,489,464
		10,850,765
Manufactured Housing Receivables 0.5%
Greenpoint Manufactured Housing, "AF6", Series 1999-5, 7.33%, 8/15/2020	808,220	828,078
Oakwood Mortgage Investors, Inc., "A2", Series 1999-A, 5.89%, 4/15/2029	12,649	12,545
		840,623
Miscellaneous 0.6%
CNH Equipment Trust, "A4", Series 2001-B, 4.45%, 4/16/2007	1,000,000	1,016,808
Heller Equipment Asset Receivables Trust, "A4", Series 1999-2, 6.79%, 3/14/2007	14,638	14,659
		1,031,467
Total Asset Backed (Cost $28,572,895)		28,402,247

US Government Agency Sponsored Pass-Thrus 3.8%
Federal Home Loan Mortgage Corp.:
2.875%, 12/15/2006	3,410,000	3,410,733
5.5%, 3/1/2010	561,385	575,214
6.0% with various maturities from 10/1/2008 until 11/1/2009	231,042	236,651
7.0%, 3/1/2013	492,903	525,831
Federal National Mortgage Association:
5.889%, 3/1/2009	336,898	361,257
5.934%, 1/1/2009	84,044	90,530
6.0% with various maturities from 1/1/2008 until 2/1/2010	849,953	885,477
6.88%, 9/1/2005	112,317	116,764
7.5%, 2/1/2033	215,167	217,901
8.0%, 4/1/2007	153,224	161,632
8.5%, 10/1/2010	118,749	125,322
Total US Government Agency Sponsored Pass-Thrus (Cost $6,764,842)		6,707,312

Collateralized Mortgage Obligations 38.3%
Cendant Mortgage Corp., "A6", Series 2003-1, 5.5%, 2/25/2033	1,089,350	1,114,670
Countrywide Alternative Loan Trust:
"3A1", Series 2004-J2, 3.5%, 4/25/2034	4,389,511	4,420,414
"1A1", Series 2004-J1, 6.0%, 2/25/2034	656,320	670,242
Countrywide Home Loans, "1A7", Series 2003-1, 4.5%, 3/25/2033	264,736	267,021
Fannie Mae, "C", Series 1997-MS, 6.74%, 8/25/2007	865,000	940,938
Fannie Mae Whole Loan:
"A15", Series 2002-W5, 5.5%, 5/25/2028	207,590	209,861
"5A", Series 2004-W2, 7.5%, 3/25/2044	2,129,000	2,291,336
Federal Home Loan Mortgage Corp.:
"AU", Series 2759, 3.5%, 5/15/2019	1,240,000	1,247,462
"CH", Series 2614, 3.5%, 12/15/2010	2,960,000	2,994,631
"XG", Series 2737, 4.0%, 11/15/2022	380,000	381,261
"MB", Series 2691, 4.0%, 4/15/2022	921,000	927,882
"C", Series 2557, 4.25%, 12/15/2010	468,214	470,063
"DH", Series 2688, 4.5%, 3/15/2007	1,846,420	1,866,959
"LA", Series 2643, 4.5%, 1/15/2011	2,925,000	2,997,137
"WH", Series 2557, 4.5%, 8/15/2009	740,857	756,683
"HG", Series 2543, 4.75%, 9/15/2028	481,093	493,800
"K", Series 1364, 5.0%, 9/15/2007	681,841	694,339
"PJ", Series 2496, 5.0%, 7/15/2012	290,676	293,850
"A", Series 2393, 5.5%, 4/15/2030	387,295	397,769
"AC", Series 2513, 5.5%, 3/15/2030	412,861	417,575
"DB", Series 2483, 5.5%, 9/15/2012	8,552	8,570
"UH", Series 2497, 5.5%, 5/15/2015	808,593	822,046
"A", Series 2470, 6.0%, 11/15/2029	269,410	272,026
"MK", Series 2488, 6.0%, 4/15/2028	1,499,292	1,535,781
"PE", Series 2123, 6.0%, 12/15/2027	651,537	679,715
"PM", Series 2416, 6.0%, 2/15/2026	271,909	271,805
"QE", Series 2113, 6.0%, 11/15/2027	1,097,112	1,143,827
"UA", Series 2470, 6.0%, 12/15/2028	1,756,578	1,763,800
"G", Series 1666, 6.25%, 12/15/2021	40,173	40,154
"DA", Series 2444, 6.5%, 2/15/2030	7,687	7,695
"I", Series 128, 6.5%, 2/15/2021	14,578	14,585
"VB", Series 2369, 6.5%, 11/15/2016	2,000,000	2,061,346
"HV", Series 2174, 7.0%, 9/15/2015	109,144	109,233
"LA", Series 1343, 8.0%, 8/15/2022	701,249	740,731
Federal National Mortgage Association:
"A2", Series 2003-63, 2.34%, 7/25/2044	210,000	207,261
"PN", Series 2003-58, 3.5%, 10/25/2021	1,439,000	1,441,646
"QU", Series 2004-2, 3.5%, 11/25/2013	1,779,000	1,761,623
"PH", Series 1993-199, 4.0%, 10/25/2023	182,356	184,595
"JT", Series 2003-6, 4.5%, 6/25/2016	51,026	51,169
"PU", Series 2003-33, 4.5%, 5/25/2033	633,520	648,536
"UK", Series 2003-9, 4.5%, 11/25/2016	775,000	790,117
"2A3", Series 2003-W15, 4.71%, 8/25/2043	2,340,000	2,394,559
"1A3", Series 2003-W19, 4.783%, 11/25/2033	1,050,000	1,069,114
"LA", Series 2002-50, 5.0%, 12/25/2029	1,315,043	1,339,304
"PC", Series 1997-81, 5.0%, 4/18/2027	166,857	169,373
"A2", Series 2002-W3, 5.5%, 10/25/2021	1,119,129	1,128,284
"TA", Series 2001-53, 5.75%, 2/25/2030	113,498	113,744
"A", Series 2001-M1, 5.844%, 8/25/2010	918,735	973,236
"A", Series 2002-35, 6.0%, 12/25/2030	441,959	450,596
"G", Series 2001-46, 6.0%, 7/25/2029	59,723	60,173
"PD", Series 2002-12, 6.0%, 10/25/2014	815,604	824,714
"QE", Series 2001-64, 6.0%, 4/25/2027	75,284	75,335
"A2", Series 1998-M6, 6.32%, 8/15/2008	1,280,115	1,375,297
"J", Series G93-33, 6.75%, 6/25/2022	17,717	17,701
"TP", Series 2002-65, 7.0%, 3/25/2031	189,052	194,833
FHLMC Structured Pass Through Securities, "A4", Series T-22, 7.12%, 10/25/2027	168,249	170,236
First Horizon Asset Securities, Inc., "2A1", Series 2002-6, 5.75%, 10/25/2017	272,184	276,359
Freddie Mac, "VB", Series 2122, 6.0%, 5/15/2015	190,295	192,238
GSMPS Mortgage Loan Trust, "A", Series 1998-3, 144A, 7.75%, 9/19/2027	976,155	1,046,958
JP Morgan Commercial Mortgage Finance Corp., "A3", Series 1997-C5, 7.088%, 9/15/2029	200,000	217,263
Master ABS NIM Trust, "NOTE", Series 2003-WMC1, 144A, 8.34%, 5/26/2033	489,686	494,583
Master Alternative Loan Trust, "2A1", Series 2004-3, 6.25%, 4/25/2034	1,652,906	1,704,923
Master Asset Securitization Trust, "3A2", Series 2003-2, 4.25%, 4/25/2033	2,037,345	2,041,446
Master Seasoned Securities Trust, "2A1", Series 2003-1, 6.0%, 2/25/2033	639,770	648,727
PNC Mortgage Securities Corp., "2A1", Series 2000-8, 7.25%, 11/25/2015	148,846	148,728
Prudential Home Mortgage Securities:
"A18", Series 1992-27, 7.5%, 9/25/2007	19,180	19,574
"A5", Series 1992-21, 7.5%, 8/25/2007	51,609	51,568
Residential Accredit Loans, Inc., "NB", Series 1998-QS13, 6.5%, 9/25/2013	879,275	895,037
Residential Funding Mortgage Securities I, "A5", Series 2002-S6, 6.0%, 4/25/2017	216,554	218,553
Structured Asset Securities Corp.:
"2A1", Series 2002-6, 6.25%, 4/25/2017	673,267	682,771
"2A1", Series 2002-3, 6.5%, 3/25/2032	222,020	228,480
Vendee Mortgage Trust:
"1F", Series 1996-1, 6.75%, 4/15/2022	25,783	25,849
"2D", Series 1997-3, 7.5%, 1/15/2025	563,503	569,634
WAMU Mortgage Pass Through Certificates, "4A1", Series 2004-CB1, 6.0%, 5/25/2034	1,735,000	1,778,104
Washington Mutual:
"4A1", Series 2003-S4, 4.0%, 2/25/2032	757,018	760,633
"2A1", Series 2002-S8, 4.5%, 1/25/2018	1,724,043	1,750,551
"4A1", Series 2002-S7, 4.5%, 11/25/2032	475,252	477,403
"A22", Series 2001-S9, 6.75%, 9/25/2031	85,639	85,562
Wells Fargo Mortgage Backed Securities Trust:
"1A6", Series 2003-1, 4.5%, 2/25/2018	1,721,406	1,747,897
"1A1", Series 2003-6, 5.0%, 6/25/2018	1,401,395	1,411,098
"1A22", Series 2003-3, 5.0%, 4/25/2033	2,372,382	2,404,709
Total Collateralized Mortgage Obligations (Cost $69,243,633)		68,645,301

Municipal Investments 6.5%
Bexar County, TX, Housing Finance Corp., Multi Family Housing Revenue, Doral Club & Sutton House Apartment, Series B, 6.0%, 10/1/2005	485,000	497,013
Clayton County, GA, Housing Authority, Multi Family Housing Revenue, Southlake College, Series B, 4.75%, 12/20/2004 (b)	245,000	246,203
Elmwood Park, IL, Sales & Special Tax Revenue, 6.8%, 1/1/2005 (b)	95,000	95,402
Harris County, TX, Housing Finance Corp., Single Family Mortgage Revenue, Series A, 7.75%, 9/1/2014	145,000	146,205
Hazelwood, MO, Industrial Development Authority, Multi Family Housing Revenue, Lakes Apartments, Series B, 7.3%, 3/20/2006 (b)	270,000	292,124
Hudson County, NJ, General Obligation, 2.5%, 3/15/2006 (b)	710,000	712,961
Madison, WI, State GO, 1.45%, 7/1/2004	1,915,000	1,915,402
Massachusetts:
Housing Finance Agency Revenue, Series A, 7.04%, 7/1/2005 (b)	5,000	5,146
Industrial Finance Agency Revenue, Briscoe Housing Assets, Series B, 7.1%, 2/1/2012 (b)	385,000	385,481
Mount Laurel Township, NJ, Municipal Utilities Authority System Revenue, Series B:
2.35%, 7/1/2006 (b)	840,000	832,432
2.85%, 7/1/2007 (b)	865,000	851,047
New York State, Dormitory Authority Lease Revene, Series C, 2.24%, 7/1/2018 (b)	2,143,000	2,145,036
Oklahoma City, OK, Apartment Trust, FAA Registry Building, 8.7%, 10/1/2005	540,000	587,849
Prince Georges County, MD, Housing Authority Mortgage Revenue, FoxGlenn, Series C, 6.25%, 11/20/2004 (b)	35,000	35,112
Sedgwick & Shawnee County, KS, Single Family Revenue, Series B, 8.375%, 6/1/2018 (b)	65,000	65,010
Southeast Texas, Housing Finance Corp., Residual Revenue, Series B, Zero Coupon, 9/1/2017	540,000	181,273
Unicoi County, TN, Health Education & Housing Facilities Board, First Mortgage Revenue, Erwin Health, Series B, 6.7%, 9/20/2005 (b)	65,000	66,526
Washington, Economic Development Finance Authority, Economic Development Revenue, CSC Tacoma LLC Project Series A, 2.0%, 10/1/2006 (b)	2,405,000	2,355,313
Willoughby, OH, Multi Family Housing Mortgage Revenue, Oak Hill, Series B, 5.5%, 9/20/2007 (b)	170,000	176,511
Total Municipal Investments (Cost $11,635,562)		11,592,046

Government National Mortgage Association 1.3%
Government National Mortgage Association, 6.0%, 3/20/2024 (Cost $2,460,086)	2,346,431	2,404,044

US Government Backed 10.9%
US Treasury Note:
1.875%, 11/30/2005	4,620,000	4,607,189
4.625%, 5/15/2006	13,340,000	13,938,739
6.125%, 8/15/2007	964,000	1,057,651
Total US Government Backed (Cost $19,662,023)		19,603,579

#

	Shares	Value ($)

Other Investments 0.0%
Federated Prime Obligations Fund, 0.94%**	2,126	2,126
Goldman Government Fund, 0.90%**	149	149
Total Other Investments (Cost $2,275)		2,275
Cash Equivalents 0.6%
Scudder Cash Management QP Trust, 1.08% (c) (Cost $1,086,853)	1,086,853	1,086,853

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $180,875,770) (a)	100.3	179,646,104
Other Assets and Liabilities, Net	(0.3)	(508,084)
Net Assets	100.0	179,138,020

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2004.
** The rate shown is the annualized seven-day yield at period end.
(a) The cost for federal income tax purposes was $180,893,425. At April 30, 2004, net unrealized depreciation for all securities based on tax cost was $1,247,321. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $429,149 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,676,470.
(b) Bond is insured by one of these companies:
		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	0.1
FGIC	Financial Guaranty Insurance Company	1.2
FHA	Federal Housing Administration	0.2
GNMA	Government National Mortgage Association Collateralized	0.5
MBIA	Municipal Bond Investors Assurance	2.6

(c) Scudder Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

The accompanying notes are an integral part of the financial statements.

Scudder High Income Plus Fund

	Principal Amount (b)	Value ($)

Corporate Bonds 76.7%
Consumer Discretionary 19.5%
Advantica Restaurant Co., 12.75%, 9/30/2007	425,000	462,188
AMC Entertainment, Inc., 144A, 8.0%, 3/1/2014	840,000	823,200
American Lawyer Media, Inc., Series B, 9.75%, 12/15/2007	865,000	845,537
AMF Bowling Worldwide, Inc., 144A, 10.0%, 3/1/2010	430,000	446,125
Amscan Holdings, Inc., 144A, 8.75%, 5/1/2014	255,000	258,825
Atlantic Broadband Finance LLC, 144A, 9.375%, 1/15/2014	570,000	552,900
Avalon Cable LLC, 11.875% to 12/1/2008	202,297	214,941
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	785,000	730,050
Boca Resorts, Inc., 9.875%, 4/15/2009	843,000	887,257
Buffets, Inc., 11.25%, 7/15/2010	400,000	439,000
Cablevision Systems Corp.:
144A, 5.67%, 4/1/2009**	250,000	257,500
144A, 8.0%, 4/15/2012	305,000	305,763
Carrols Corp., 9.5%, 12/1/2008	712,000	736,920
Charter Communications Holdings LLC:
Step-up Coupon, 0% to 5/15/2006, 11.75 to 5/15/2011	980,000	639,450
Step-up Coupon, 0% to 1/15/2007, 12.125% to 1/15/2012	670,000	400,325
9.625%, 11/15/2009	1,155,000	981,750
144A, 10.25%, 9/15/2010	1,822,000	1,876,660
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	799,000	864,917
Circus & Eldorado, 10.125%, 3/1/2012	919,000	932,785
CKE Restaurants, Inc., 9.125%, 5/1/2009	615,000	641,138
CSC Holdings, Inc.:
Senior Note, 7.25%, 7/15/2008	497,000	518,122
7.875%, 12/15/2007	373,000	397,245
Dex Media East LLC/Financial, 12.125%, 11/15/2012	3,910,000	4,535,600
DIMON, Inc.:
7.75%, 6/1/2013	75,000	73,312
Series B, 9.625%, 10/15/2011	1,153,000	1,233,710
EchoStar DBS Corp., 144A, 6.375%, 10/1/2011	170,000	171,913
Eldorado Resorts LLC, 10.5%, 8/15/2006	1,364,000	1,387,870
EPL Intermediate, Inc., 144A, Step-up Coupon, 0% to 3/15/2009, 12.50% to 3/15/2010	680,000	380,800
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	545,000	560,669
General Motors Corp., 8.25%, 7/15/2023	944,000	1,010,249
Herbst Gaming, Inc., Series B, 10.75%, 9/1/2008	1,480,000	1,665,000
Inn of the Mountain Gods, 144A, 12.0%, 11/15/2010	120,000	131,400
Interep National Radio Sales, Inc., Series B, 10.0%, 7/1/2008	835,000	749,413
International Game Technology, 8.375%, 5/15/2009	830,000	971,883
Jacobs Entertainment Co., 11.875%, 2/1/2009	754,000	829,400
Kellwood Co., 7.625%, 10/15/2017	891,000	949,213
Krystal, Inc., 10.25%, 10/1/2007	720,000	729,900
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011	735,000	825,037
Levi Strauss & Co., 12.25%, 12/15/2012	415,000	371,425
Lin Television Corp., 6.5%, 5/15/2013	172,000	169,420
Mail-Well I Corp., 144A, 7.875%, 12/1/2013	425,000	401,625
Mediacom LLC, 9.5%, 1/15/2013 (d)	672,000	668,640
Nebraska Book Co., Inc., 144A, 8.625%, 3/15/2012	275,000	277,063
PEI Holding, Inc., 11.0%, 3/15/2010	677,000	787,013
Petro Stopping Centers, 144A, 9.0%, 2/15/2012	1,630,000	1,703,350
Premier Entertainment Biloxi LLC\Finance, 144A, 10.75%, 2/1/2012	402,000	434,160
PRIMEDIA, Inc.:
7.625%, 4/1/2008	870,000	876,525
8.875%, 5/15/2011	378,000	384,615
Remington Arms Co., Inc., 10.5%, 2/1/2011	710,000	706,450
Renaissance Media Group, 10.0%, 4/15/2008	1,125,000	1,161,562
Rent-Way Inc., 11.875%, 6/15/2010	345,000	384,675
Restaurant Co., Series B, 11.25% to 5/15/2008	787,538	782,615
River Rock Entertainment, 144A, 9.75%, 11/1/2011	270,000	287,550
Samsonite Corp., 10.75%, 6/15/2008	1,750,000	1,820,000
Schuler Homes, Inc., 10.5%, 7/15/2011	1,086,000	1,248,900
Scientific Games Corp., 12.5%, 8/15/2010	668,000	778,220
Sealy Mattress Co., Series B, 9.875%, 12/15/2007	514,000	530,921
Seneca Gaming Corp., 144A, 7.25%, 5/1/2012	380,000	386,745
Simmons Co., 144A, 7.875%, 1/15/2014	280,000	277,200
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	1,654,000	1,757,375
8.75%, 12/15/2011	835,000	918,500
Six Flags, Inc., 8.875%, 2/1/2010	25,000	25,438
Sonic Automotive, Inc., 8.625%, 8/15/2013	805,000	867,387
The Reader's Digest Association, Inc., 144A, 6.5%, 3/1/2011	438,000	442,380
Toys "R" Us, Inc.:
7.375%, 10/15/2018	1,190,000	1,139,425
7.875%, 4/15/2013	267,000	275,010
Trump Holdings & Funding, 11.625%, 3/15/2010	815,000	825,187
United Auto Group, Inc., 9.625%, 3/15/2012	305,000	340,838
United Rentals North America, Inc., 144A, 6.5%, 2/15/2012 (d)	697,000	672,605
Venetian Casino Resort LLC, 11.0%, 6/15/2010	360,000	421,200
VICORP Restaurants, Inc., 144A, 10.5%, 4/15/2011	620,000	613,800
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	625,000	675,000
Williams Scotsman, Inc., 9.875%, 6/1/2007	760,000	756,200
Worldspan LP\WS Finance Corp., 9.625%, 6/15/2011	825,000	884,812
XM Satellite Radio, Inc., Step-up Coupon, 0% to 12/31/2005, 14% to 12/31/2009	620,000	596,750
Young Broadcasting, Inc., 144A, 8.75%, 1/15/2014	547,000	552,470
		56,621,018
Consumer Staples 1.9%
Agrilink Foods, Inc., 11.875%, 11/1/2008	366,000	387,960
Gold Kist, Inc., 144A, 10.25%, 3/15/2014	700,000	735,000
North Atlantic Trading Co., 144A, 9.25%, 3/1/2012	739,000	748,237
Pilgrim's Pride Corp., 9.625%, 9/15/2011	313,000	341,170
Rite Aid Corp.:
144A, 6.125%, 12/15/2008	675,000	634,500
7.3%, 3/10/2019	798,337	718,502
"C1", Series 97, 11.25%, 7/1/2008	460,000	509,450
Salton, Inc., 10.75%, 12/15/2005	210,000	201,600
Standard Commercial Corp., 144A, 8.0%, 4/15/2012	245,000	252,964
Swift & Co.:
10.125%, 10/1/2009	542,000	579,262
12.5%, 1/1/2010	100,000	106,000
United Agri Products, 144A, 8.25%, 12/15/2011	171,000	193,658
		5,408,303
Energy 6.5%
Avista Corp., 9.75%, 6/1/2008	2,134,000	2,560,800
Citgo Petroleum Corp., 11.375%, 2/1/2011	2,450,000	2,829,750
Continental Resources, Inc., 10.25%, 8/1/2008	1,511,000	1,560,107
Edison Mission Energy, 7.73%, 6/15/2009	2,051,000	1,938,195
El Paso Production Holdings Corp., 7.75%, 6/1/2013	2,955,000	2,807,250
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	560,000	589,567
MAPCO, Inc., 7.25%, 3/1/2009	451,000	454,383
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	1,010,000	1,037,775
On Semiconductor Corp., 13.0%, 5/15/2008	410,000	494,050
Pioneer Natural Resources Co., 9.625%, 4/1/2010	340,000	421,266
Southern Natural Gas, 8.875%, 3/15/2010	846,000	934,830
Stone Energy Corp., 8.25%, 12/15/2011	751,000	811,080
Westport Resources Corp., 8.25%, 11/1/2011	375,000	420,938
Williams Cos., Inc.:
144A, 6.75%, 4/15/2009	425,000	420,750
8.75%, 3/15/2032	790,000	805,800
Wiser Oil Co., 9.5%, 5/15/2007	925,000	922,688
		19,009,229
Financials 5.9%
Ahold Finance USA, Inc., 6.25%, 5/1/2009	1,436,000	1,452,155
Alamosa Delaware, Inc.:
Step-up Coupon, 0% to 7/31/2005, 12.0% to 7/31/2009	430,000	404,200
144A, 8.5%, 1/31/2012	603,000	583,402
AmeriCredit Corp., 9.25%, 5/1/2009	1,452,000	1,546,380
Atlantic Mutual Insurance Co., 144A, 8.15%, 2/15/2028	394,000	244,132
BF Saul REIT, 144A, 7.5%, 3/1/2014	1,226,000	1,229,065
CB Richard Ellis Services, Inc., 9.75%, 5/15/2010	365,000	406,975
Consolidated Communications Holdings, 144A, 9.75%, 4/1/2012	630,000	648,900
Dollar Financial Group, Inc., 9.75%, 11/15/2011	604,000	649,300
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	1,212,000	1,370,896
Global Exchange Services, 144A, LIBOR plus 9.00%, 12.0%, 7/15/2008	739,000	702,050
IOS Capital LLC, 7.25%, 6/30/2008	64,000	68,240
iStar Financial, Inc., 6.0%, 12/15/2010	271,000	272,152
Poster Financial Group, 144A, 8.75%, 12/1/2011	885,000	929,250
PXRE Capital Trust I, 8.85%, 2/1/2027	298,000	301,725
Qwest Capital Funding, Inc.:
6.5%, 11/15/2018	701,000	516,987
6.875%, 7/15/2028	742,000	532,385
7.75%, 2/15/2031	510,000	385,050
R.H. Donnelly Finance Corp., 10.875%, 12/15/2012	1,178,000	1,401,820
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	590,000	606,225
UAP Holdings Corp., 144A, Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	545,000	446,219
Universal City Development, 11.75%, 4/1/2010	1,116,000	1,288,980
WMC Finance Co., 144A, 11.75%, 12/15/2008	886,000	1,094,210
		17,080,698
Health Care 2.9%
aaiPharma, Inc., 11.0% to 4/1/2010	765,000	688,500
AmeriPath, Inc.:
10.5%, 4/1/2013	430,000	440,750
144A, 10.5%, 4/1/2013	435,000	445,875
AmerisourceBergen Corp., 7.25%, 11/15/2012	690,000	734,850
Biovail Corp., 7.875%, 4/1/2010 (d)	1,400,000	1,375,500
Curative Health Services, Inc., 144A, 10.75%, 5/1/2011	400,000	401,500
Interactive Health LLC, 144A, 7.25%, 4/1/2011	505,000	439,350
Team Health, Inc., 144A, 9.0%, 4/1/2012	310,000	297,600
Tenet Healthcare Corp., 6.375%, 12/1/2011	4,070,000	3,551,075
		8,375,000
Industrials 12.8%
Aavid Thermal Technologies, Inc., 12.75%, 2/1/2007	530,000	561,800
Aearo Co. I, 144A, 8.25%, 4/15/2012	225,000	230,625
Allied Waste North America, Inc.:
144A, 5.75%, 2/15/2011	582,000	558,720
Series B, 8.875%, 4/1/2008	787,000	873,570
American Commercial Lines LLC, 3.0%, 6/30/2006	1,050,000	984,375
AMI Semiconductor, Inc., 10.75%, 2/1/2013	345,000	404,513
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	670,000	757,100
Argo-Tech Corp., 8.625%, 10/1/2007	825,000	825,000
Avondale Mills, Inc., 10.25%, 7/1/2013	985,000	571,300
Browning-Ferris Industries:
7.4%, 9/15/2035	662,000	612,350
9.25%, 5/1/2021	459,000	507,195
CHC Helicopter Corp., 144A, 7.375%, 5/1/2014	455,000	460,688
Collins & Aikman Floor Cover, Series B, 9.75%, 2/15/2010	1,310,000	1,388,600
Collins & Aikman Products, 10.75%, 12/31/2011 (d)	1,413,000	1,462,455
Congoleum Corp., 8.625%, 8/1/2008*	1,045,000	700,150
Continental Airlines, Inc., 8.0%, 12/15/2005 (d)	690,000	655,500
Corrections Corp. of America, 9.875%, 5/1/2009	916,000	1,032,790
CP Ships Ltd., 10.375%, 7/15/2012	883,000	1,024,280
Dana Corp.:
7.0%, 3/1/2029	1,353,000	1,298,880
9.0%, 8/15/2011	355,000	418,900
Delta Air Lines, Inc.:
7.7%, 12/15/2005 (d)	780,000	600,600
7.9%, 12/15/2009	330,000	178,200
Eagle-Pitcher, Inc., 9.75%, 9/1/2013	786,000	860,670
Erico International Corp., 144A, 8.875%, 3/1/2012	425,000	439,875
Evergreen International Aviation, Inc., 12.0%, 5/15/2010	350,000	241,500
Golden State Petroleum Transportation, 8.04%, 2/1/2019	553,000	548,349
Hercules, Inc.:
144A, 6.75%, 10/15/2029	140,000	138,600
11.125%, 11/15/2007	1,568,000	1,881,600
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	875,000	960,312
Interface, Inc., 144A, "A", 9.5%, 2/1/2014	630,000	633,150
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	728,000	822,640
ISP Holdings, Inc., Series B, 10.625%, 12/15/2009	249,000	276,390
J Crew Operating Corp., 10.375%, 10/15/2007	30,000	30,300
Kansas City Southern:
7.5%, 6/15/2009	287,000	295,610
9.5%, 10/1/2008	1,315,000	1,456,362
MemberWorks, Inc., 144A, 9.25%, 4/1/2014	250,000	249,375
Meritage Corp., 144A, 7.0%, 5/1/2014	525,000	509,250
Millennium America, Inc.:
7.625%, 11/15/2026	1,217,000	1,095,300
9.25%, 6/15/2008	1,205,000	1,313,450
144A, 9.25%, 6/15/2008	901,000	982,090
Mobile Mini, Inc., 9.5%, 7/1/2013	667,000	747,040
Motors and Gears, Inc., 10.75%, 11/15/2006	970,000	858,450
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	1,189,000	71,340
Ply Gem Industries, Inc., 144A, 9.0%, 2/15/2012	528,000	541,200
Republic Engineered Products LLC, 10.0%, 8/16/2009*	71,941	50,359
Sea Containers Ltd., 10.5%, 5/15/2012	635,000	623,887
Seabulk International, Inc., 9.5%, 8/15/2013	861,000	895,440
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	1,169,000	1,128,085
Tech Olympic USA, Inc.:
144A, 7.5%, 3/15/2011	485,000	465,600
10.375%, 7/1/2012	646,000	710,600
Tenneco Automotive, Inc., 11.625%, 10/15/2009	515,000	563,925
The Brickman Group, Ltd., Series B, 11.75%, 12/15/2009	483,000	557,865
Thermadyne Holdings Corp., 144A, 9.25%, 2/1/2014	680,000	690,200
Westlake Chemical Corp., 8.75%, 7/15/2011	335,000	367,663
		37,114,068
Information Technology 0.9%
Activant Solutions, Inc., 10.5%, 6/15/2011	625,000	648,437
Communications & Powers Industry, Inc., 144A, 8.0%, 2/1/2012	490,000	499,800
DigitalNet, Inc., 9.0%, 7/15/2010	525,000	564,375
Globix Corp, 11.0%, 5/1/2008	52	47
Lucent Technologies, Inc., 6.45%, 3/15/2029	216,000	171,180
Mediacom Broadband LLC, 11.0%, 7/15/2013	278,000	297,460
Telex Communications, Inc., 144A, 11.5%, 10/15/2008	373,000	399,110
		2,580,409
Materials 10.6%
American Rock Salt Co. LLC, 144A, 9.5%, 3/15/2014	405,000	420,188
AMH Holdings, Inc., 144A, Step-up Coupon, 0% to 3/1/2009, 11.25% to 3/1/2014	1,730,000	1,124,500
Aqua Chemical, Inc., 11.25%, 7/1/2008	994,000	825,020
ARCO Chemical Co., 9.8%, 2/1/2020	3,220,000	3,203,900
Caraustar Industries, Inc., 9.875%, 4/1/2011	717,000	731,340
Dayton Superior Corp.:
10.75%, 9/15/2008	604,000	604,000
13.0%, 6/15/2009 (d)	620,000	452,600
Equistar Chemicals LP:
8.75%, 2/15/2009	2,225,000	2,341,812
10.625%, 5/1/2011	55,000	61,600
Euramax International, Inc., 8.5%, 8/15/2011	689,000	730,340
Fibermark, Inc., 10.75%, 4/15/2011*	1,195,000	633,350
Foamex LP, 10.75%, 4/1/2009	35,000	32,725
GEO Specialty Chemicals, Inc.:
7.11%, 12/31/2007*	500,000	475,000
10.125%, 8/1/2008*	1,140,000	364,800
Georgia-Pacific Corp.:
7.375%, 12/1/2025	1,167,000	1,137,825
7.7%, 6/15/2015	790,000	863,075
144A, 8.0%, 1/15/2024	987,000	1,036,350
9.375%, 2/1/2013	1,288,000	1,497,300
Hexcel Corp., 9.75%, 1/15/2009	605,000	635,250
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	765,000	868,275
Huntsman International LLC:
10.125%, 7/1/2009	835,000	1,005,961
11.625%, 10/15/2010	635,000	698,500
IMC Global, Inc., 10.875%, 8/1/2013	785,000	963,588
International Steel Group, Inc., 144A, 6.5%, 4/15/2014 (d)	1,185,000	1,137,600
MMI Products, Inc., Series B, 11.25%, 4/15/2007	140,000	126,000
Mueller Group Inc., 144A, 5.919%, 11/1/2011**	340,000	349,350
Neenah Corp.:
144A, 11.0%, 9/30/2010	903,000	984,270
144A, 13.0%, 9/30/2013	714,823	725,545
Omnova Solutions, Inc., 11.25%, 6/1/2010	311,000	342,100
Owens-Brockway Glass Container, 8.25%, 5/15/2013	1,485,000	1,533,262
Pliant Corp.:
144A, Step-up Coupon, 0% to 12/15/2006, 11.15% to 6/15/2009	190,000	158,650
11.125%, 9/1/2009	715,000	761,475
13.0%, 6/1/2010	215,000	194,575
Port Townsend Paper Corp., 144A, 11.0%, 4/15/2011	415,000	416,038
TriMas Corp., 9.875%, 6/15/2012	1,388,000	1,499,040
United States Steel LLC, 9.75%, 5/15/2010	517,000	585,503
US Can Corp., Series B, 12.375%, 10/1/2010 (d)	380,000	349,600
Valmont Industries, Inc., 144A, 6.875%, 5/1/2014	450,000	450,378
Waste Services, Inc., 144A, 9.5%, 4/15/2014	345,000	353,625
		30,674,310
Telecommunication Services 10.3%
American Cellular Corp., Series B, 10.0%, 8/1/2011	2,330,000	2,248,450
American Tower Corp.:
144A, 7.5%, 5/1/2012	434,000	418,810
9.375%, 2/1/2009	1,301,000	1,395,322
American Tower Escrow Corp., Zero Coupon, 8/1/2008	975,000	709,313
Cincinnati Bell, Inc.:
7.2%, 11/29/2023	577,000	535,167
8.375%, 1/15/2014	2,074,000	1,959,930
Crown Castle International Corp.:
7.5%, 12/1/2013	190,000	189,525
7.5%, 12/1/2013	260,000	259,350
9.375%, 8/1/2011	821,000	898,995
Dobson Communications Corp., 8.875%, 10/1/2013	3,120,000	2,441,400
GCI, Inc., 144A, 7.25%, 2/15/2014	425,000	412,250
Insight Midwest LP:
9.75%, 10/1/2009	653,000	688,915
10.5%, 11/1/2010	427,000	465,430
144A, 10.5%, 11/1/2010	266,000	289,940
LCI International, Inc., 7.25%, 6/15/2007	1,188,000	1,045,440
Level 3 Financing, Inc., 144A, 10.75%, 10/15/2011	630,000	557,550
MCI, Inc.:
6.688%, 5/1/2009	885,000	840,750
7.735%, 5/1/2014	1,330,000	1,233,575
Nextel Communications, Inc., 5.95%, 3/15/2014	550,000	517,000
Nextel Partners, Inc.:
8.125%, 7/1/2011 (d)	1,110,000	1,126,650
11.0%, 3/15/2010	315,000	355,950
Nortel Networks Corp., 7.4%, 6/15/2006	947,000	951,735
Northern Telecom Capital, 7.875%, 6/15/2026	1,379,000	1,310,050
Qwest Corp.:
5.625%, 11/15/2008	228,000	221,160
7.25%, 9/15/2025	1,775,000	1,544,250
Qwest Services Corp.:
6.95%, 6/30/2010	690,000	686,838
144A, 13.5%, 12/15/2010	2,070,000	2,401,200
144A, 14.0%, 12/15/2014	922,000	1,099,485
Rural Cellular Corp., 9.875%, 2/1/2010	655,000	673,013
SBA Communications Corp., 144A, Step-up Coupon, 0% to 12/15/2007, 9.75% to 12/15/2011 (d)	1,175,000	869,500
Triton PCS, Inc., 8.5%, 6/1/2013	176,000	183,040
Ubiquitel Operating Co., 144A, 9.875%, 3/1/2011	1,009,000	1,009,000
Western Wireless Corp., 9.25%, 7/15/2013	520,000	534,300
		30,073,283
Utilities 5.4%
Calpine Corp., 144A, 8.5%, 7/15/2010 (d)	4,407,000	3,900,195
Calpine Generating Co., 144A, LIBOR plus 9.00%, 10.25%, 4/1/2011*	760,000	685,900
CMS Energy Corp.:
7.5%, 1/15/2009	1,057,000	1,064,927
144A, 7.75%, 8/1/2010	511,000	516,110
8.5%, 4/15/2011	794,000	831,715
DPL, Inc.:
6.875%, 9/1/2011	1,425,000	1,403,625
8.125%, 9/1/2031	265,000	245,125
Illinova Corp., 11.5%, 12/15/2010	1,436,000	1,701,660
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	3,360,000	3,385,200
PG&E Corp., 144A, 6.875%, 7/15/2008	756,000	805,140
Sensus Metering Systems, 144A, 8.625%, 12/15/2013 (d)	615,000	605,775
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	615,000	671,888
		15,817,260
Total Corporate Bonds (Cost $219,609,682)		222,753,578

Foreign Bonds - US$ Denominated 16.4%
Alestra SA de RL de CV, 8.0%, 6/30/2010	715,000	614,900
Antenna TV SA, 9.0%, 8/1/2007	1,228,000	1,241,815
Avecia Group PLC, 11.0%, 7/1/2009	1,885,000	1,498,575
Axtel SA, 144A, 11.0%, 12/15/2013	972,000	967,140
Cablecom Luxembourg SCA, 144A, 9.375%, 4/15/2014	310,000	371,613
Cascades, Inc., 7.25%, 2/15/2013	888,000	925,740
Citigroup (JSC Severstal), 144A, 9.25%, 4/19/2014	870,000	800,400
Conproca SA de CV, 144A, 12.0%, 6/16/2010	690,000	869,400
Corp Durango SA, 144A, 13.75%, 7/15/2009*	470,000	310,200
Crown Euro Holdings SA, 10.875%, 3/1/2013	820,000	955,300
Eircom Funding, 8.25%, 8/15/2013	635,000	685,800
Empresa Brasileira de Telecom SA, 144A, 11.0%, 12/15/2008	739,000	783,340
Fage Dairy Industry SA, 9.0%, 2/1/2007	4,935,000	5,009,025
Federative Republic of Brazil:
C Bond, 8.0%, 4/15/2014	455,622	418,261
8.875%, 4/15/2024	1,002,000	804,606
Gaz Capital SA, 144A, 8.625%, 4/28/2034	760,000	733,400
Gazprom OAO, 144A, 9.625%, 3/1/2013	925,000	950,437
Grupo Iusacell SA de CV, Series B, 10.0%, 7/15/2004*	148,000	79,920
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	1,012,000	1,032,240
Innova S. de R.L., 9.375%, 9/19/2013	1,050,000	1,140,562
ISPAT Inland ULC, 144A, 9.75%, 4/1/2014	1,005,000	1,025,100
Jefra Cosmetics International, Inc., 10.75%, 5/15/2011	1,018,000	1,152,885
LeGrand SA, 8.5%, 2/15/2025	694,000	731,303
Luscar Coal Ltd., 9.75%, 10/15/2011	595,000	675,325
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	1,175,000	1,204,375
Mizuho Financial Group, 8.375%, 12/29/2049	410,000	432,140
Mobifon Holdings BV, 12.5%, 7/31/2010	991,000	1,129,740
Mobile Telesystems Financial, 144A, 8.375%, 10/14/2010	735,000	709,275
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011 (d)	894,000	943,170
Nortel Networks Corp., 6.875%, 9/1/2023	345,000	308,775
Nortel Networks Ltd., 6.125%, 2/15/2006	890,000	879,987
Petroleum Geo-Services ASA:
8.0%, 11/5/2006	260,000	265,850
10.0%, 11/5/2010	2,094,063	2,282,529
Republic of Argentina:
11.375%, 3/15/2010*	270,000	87,210
11.375%, 1/30/2017*	145,000	47,488
Series 2031, 12.0%, 6/19/2031*	212,000	59,360
12.375%, 2/21/2012*	925,000	307,562
Republic of Turkey, 11.0%, 1/14/2013	200,000	232,000
Republic of Venezuela:
5.375%, 8/7/2010	375,000	285,000
9.25%, 9/15/2027	35,000	29,050
Rhodia SA, 144A, 7.625%, 6/1/2010 (d)	835,000	755,675
Rogers Wireless Communications, Inc., 144A, 6.375%, 3/1/2014	277,000	260,380
Shaw Communications, Inc.:
Series B, 7.25%, 4/6/2011	560,000	599,422
8.25%, 4/11/2010	259,000	290,857
Sistema Capital SA, 144A, 8.875%, 1/28/2011	555,000	543,900
Stena AB, 9.625%, 12/1/2012	180,000	202,500
Supercanal Holding SA, 11.5%, 5/15/2005*	1,105,000	38,675
Telenet Group Holding NV, 144A, Step-up Coupon, 0% to 12/15/2008, 11.5%, 6/15/2014	2,640,000	1,610,400
Tembec Industries, Inc., 8.5%, 2/1/2011 (d)	2,705,000	2,759,100
TFM SA de CV:
10.25%, 6/15/2007	1,275,000	1,326,000
11.75% to 6/15/2009	1,088,000	1,079,840
12.5%, 6/15/2012	1,253,000	1,397,095
United Mexican States, 5.875%, 1/15/2014	255,000	246,840
Vicap SA, 11.375%, 5/15/2007	728,000	735,280
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	880,000	831,600
Vivendi Universal SA, Series B, 9.25%, 4/15/2010	1,613,000	1,883,177
Total Foreign Bonds - US$ Denominated (Cost $47,589,407)		47,541,539

Foreign Bonds - Non US$ Denominated 0.8%
Ispat Europe Group SA, 11.875%, 2/1/2011 EUR	1,355,000	1,705,522
Republic of Argentina:
8.0%, 2/26/2008* EUR	870,000	292,015
10.25%, 2/6/2049* EUR	1,158,037	196,963
10.5%, 11/29/2049* EUR	743,269	127,556
11.25%, 4/10/2006* EUR	347,623	62,321
12.0%, 9/19/2016* EUR	33,573	6,070
Total Foreign Bonds - Non US$ Denominated (Cost $2,024,628)		2,390,447

Asset Backed 0.2%
MMCA Automobile Trust, "C", Series 2002-1, 6.2%, 1/15/2015 (Cost $658,357)	790,805	674,771

Convertible Bonds 1.0%
Aspen Technology, Inc., 5.25%, 6/15/2005	245,000	245,000
DIMON, Inc., 6.25%, 3/31/2007	2,082,000	1,944,588
HIH Capital Ltd.:
Series EURC, 144A, 7.5%, 9/25/2006	30,000	25,800
Series DOM, 144A, 7.5%, 9/25/2006	175,000	154,000
Nortel Networks Corp., 4.25%, 9/1/2008	635,000	599,281
Total Convertible Bonds (Cost $2,915,642)		2,968,669

US Government Backed 0.1%
US Treasury Bond, 5.375%, 2/15/2031 (Cost $137,868)	135,000	136,772

Scudder High Income Plus Fund	Shares	Value ($)

Warrants 0.0%
Dayton Superior Corp., 144A*	1,478	15
McLeod USA, Inc.*	1	0
TravelCenters of America, Inc.*	4,827	24,135
Total Warrants (Cost $29,573)		24,150

Preferred Stock 0.8%
Paxson Communications Corp., (PIK)	156	1,458,581
SW Acquisition, 144A	2,078	24,936
TNP Enterprises, Inc., "D"	7,765	896,846
Total Preferred Stock (Cost $2,204,253)		2,380,363

Convertible Preferred Stocks 0.5%
Hercules Trust II (Cost $1,139,876)	1,748	1,398,400

Securities Lending Collateral 4.2%
Daily Assets Fund Institutional, 1.08% (c) (e) (Cost $12,107,570)	12,107,570	12,107,570

Cash Equivalents 2.1%
Scudder Cash Management QP Trust, 1.08% (c) (Cost $6,282,694)	6,282,694	6,282,694

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $294,699,550) (a)	102.8	298,658,953
Other Assets and Liabilities, Net	(2.8)	(8,043,596)
Net Assets	100.0	290,615,357

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of April 30, 2004.
(a) The cost for federal income tax purposes was $295,137,362. At April 30, 2004, net unrealized appreciation for all securities based on tax cost was $3,521,591. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,737,797 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,216,206.
(b) Principal amount stated in US dollars unless otherwise noted.
(c) Scudder Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rates shown are the annualized seven-day yield at period end.
(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2004 amounted to $11,634,036, which is 4.0% of total assets.
(e) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transaction exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in kind.

Currency Abbreviations
EUR	Euro

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statements of Assets and Liabilities as of April 30, 2004 (Unaudited)
Assets	Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
Investments: Investments in securities, at value[a]	$ 1,045,485,410	$ 178,559,251	$ 280,268,689
Investment in Daily Assets Fund Institutional at value, (cost $12,107,570)	-	-	12,107,570
Scudder Cash Management QP Trust, at value[b]	22,823,841	1,086,853	6,282,694
Total investment in securities, at value[c]	1,068,309,251	179,646,104	298,658,953
Cash	8,904,367	-	1,020,223
Foreign currency, at value, (cost $4,343)	-	-	4,403
Receivable for investments sold	31,399,301	311,734	2,922,394
Interest receivable	9,951,841	1,363,060	6,339,542
Receivable for Fund shares sold	994,123	396,816	2,049,948
Unrealized appreciation on forward currency exchange contract	-	-	51,151
Other assets	80,807	60,714	32,055
Total assets	1,119,639,690	181,778,428	311,078,669
Liabilities
Payable for investments purchased	53,704,167	1,746,387	8,113,051
Payable for investments purchased - mortgage dollar rolls	14,616,710	-	-
Deferred mortgage dollar roll income	24,264	-	-
Due to custodian bank	-	641,638	-
Payable upon return of securities loaned	-	-	12,107,570
Payable for Fund shares redeemed	303,998	97,445	2,708
Dividends payable	596,236	4,454	126,979
Accrued management fee	375,593	20,138	61,385
Other accrued expenses and payables	308,698	130,346	51,619
Total liabilities	69,929,666	2,640,408	20,463,312
Net assets, at value	$ 1,049,710,024	$ 179,138,020	$ 290,615,357

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Net Assets	Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
Net assets consist of: Undistributed net investment income (accumulated distributions in excess of net investment income)	(219,630)	98,216	250,808
Net unrealized appreciation (depreciation) on: Investments	11,128,107	(1,229,666)	3,959,403
Foreign currency related transactions	-	-	49,158
Accumulated net realized gain (loss)	1,716,198	6,857	(64,433,382)
Paid-in capital	1,037,085,349	180,262,613	350,789,370
Net assets, at value	$ 1,049,710,024	$ 179,138,020	$ 290,615,357

a Cost of $1,034,357,303, $179,788,917 and $276,309,286, respectively.
b Cost of $22,823,841, $1,086,853 and $6,282,694, respectively.
c Cost of $1,057,181,144, $180,875,770 and $294,699,550, respectively.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Net Asset Value	Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
Class A Net assets applicable to shares outstanding	$ 174,327,818	$ 68,182,612	$ -
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	16,016,490	6,781,910	-
Net Asset Value and redemption price per share	$ 10.88	$ 10.05	$ -
Maximum offering price per share (100 / 95.50 of $10.88 and 100 / 97.25 of $10.05, respectively)	$ 11.39	$ 10.33	$ -
Class B Net assets applicable to shares outstanding	$ 43,901,477	$ 8,947,557	$ -
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	4,036,130	889,682	-
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 10.88	$ 10.06	$ -
Class C Net assets applicable to shares outstanding	$ 53,522,280	$ 35,823,839	$ -
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	4,925,440	3,566,487	-
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share	$ 10.87	$ 10.04	$ -
Investment Class Net assets applicable to shares outstanding	$ 95,032,525	$ -	$ 33,599,162
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	8,784,311	-	4,459,715
Net Asset Value, offering and redemption price per share	$ 10.82	$ -	$ 7.53(d)

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities as of April 30, 2004 (Unaudited) (continued)
Class R Net assets applicable to shares outstanding	$ 810,487	$ -	$ -
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	74,126	-	-
Net Asset Value, offering and redemption price per share	$ 10.93	$ -	$ -
Institutional Class Net assets applicable to shares outstanding	$ 682,115,437	$ 66,184,012	$ 28,300,062
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	62,900,793	6,577,879	3,759,765
Net Asset Value, offering and redemption price per share	$ 10.84	$ 10.06	$ 7.53(d)
Premier Class Net assets applicable to shares outstanding	$ -	$ -	$ 228,716,133
Outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized	-	-	30,398,986
Net Asset Value, offering and redemption price per share	$ -	$ -	$ 7.52

(d) Redemption price per share for shares held less than 180 days of their purchase is equal to net asset value less a 2.00 % redemption fee.

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended April 30, 2004 (Unaudited)
Investment Income	Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
Income: Interest	$ 26,904,232	$ 3,432,579	$ 15,806,169
Mortgage dollar roll income	544,580	-	-
Interest - Scudder Cash Management QP Trust	135,787	31,292	26,208
Securities lending income	-	5,345	27,274
Dividends	-	-	255,845
Total Income	27,584,599	3,469,216	16,115,496
Expenses: Management fee	2,168,499	429,965	901,712
Administrator service fee	650,547	128,990	184,659
Custodian fees	-	2,706	29,599
Auditing	32,400	47,604	25,236
Distribution and shareholder servicing fees	806,256	270,933	21,316
Legal	9,992	4,346	10,720
Trustees' fees and expenses	25,765	7,668	14,429
Reports to shareholders	20,995	1,707	14,109
Registration fees	52,180	17,625	19,715
Other	18,696	4,962	18,971
Total expenses, before expense reductions	3,785,330	916,506	1,240,466
Expense reductions	-	(205,880)	(289,387)
Total expenses, after expense reductions	3,785,330	710,626	951,079
Net investment income	23,799,269	2,758,590	15,164,417
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	5,984,075	37,226	21,780,931
Foreign currency related transactions	-	-	(378,201)
	5,984,075	37,226	21,402,730
Net unrealized appreciation (depreciation) during the period on: Investments	(7,396,230)	(327,116)	(15,398,564)
Foreign currency related transactions	-	-	211,091
	(7,396,230)	(327,116)	(15,187,473)
Net gain (loss) on investment transactions	(1,412,155)	(289,890)	6,215,257
Net increase (decrease) in net assets resulting from operations	$ 22,387,114	$ 2,468,700	$ 21,379,674

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder Fixed Income Fund
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income	$ 23,799,269	$ 46,362,358
Net realized gain (loss) on investment transactions	5,984,075	3,212,367
Net unrealized appreciation (depreciation) on investment transactions during the period	(7,396,230)	(3,622,312)
Net increase (decrease) in net assets resulting from operations	22,387,114	45,952,413
Distributions to shareholders from: Net investment income: Class A	(3,389,706)	(4,019,052)
Class B	(718,682)	(993,231)
Class C	(903,729)	(1,193,538)
Investment Class	(2,467,651)	(4,712,248)
Class R	(4,775)	-
Institutional Class	(16,682,786)	(34,073,507)
Net realized gains: Class A	(1,318,163)	(430,690)
Class B	(316,743)	(205,163)
Class C	(382,906)	(238,233)
Investment Class	(781,741)	(1,478,850)
Class R	(178)	-
Institutional Class	(5,139,255)	(10,099,312)
Fund share transactions: Proceeds from shares sold	205,651,858	761,771,119
Reinvestment of distributions	26,370,441	48,876,294
Cost of shares redeemed	(307,933,637)	(543,348,530)
Net increase (decrease) in net assets from Fund share transactions	(75,911,338)	267,298,883
Increase (decrease) in net assets	(85,630,539)	255,807,472
Net assets at beginning of period	1,135,340,563	879,533,091
Net assets at end of period (includes accumulated distributions in excess of net investment income and undistributed net investment income of $219,630 and $148,430, respectively)	$ 1,049,710,024	$ 1,135,340,563

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder Short Duration Fund
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income	$ 2,758,590	$ 3,744,483
Net realized gain (loss) on investment transactions	37,226	489,049
Net unrealized appreciation (depreciation) on investment transactions during the period	(327,116)	(1,223,588)
Net increase (decrease) in net assets resulting from operations	2,468,700	3,009,944
Distributions to shareholders from: Net investment income: Class A	(747,579)	(553,054)
Class B	(78,931)	(46,944)
Class C	(303,181)	(183,708)
Institutional Class	(1,514,705)	(3,191,718)
Net realized gains: Class A	(52,880)	-
Class B	(7,863)	-
Class C	(29,386)	-
Institutional Class	(125,414)	(476,225)
Fund share transactions: Proceeds from shares sold	125,162,175	209,406,545
Reinvestment of distributions	2,226,981	3,730,307
Cost of shares redeemed	(164,490,016)	(70,808,853)
Net increase (decrease) in net assets from Fund share transactions	(37,100,860)	142,327,999
Increase (decrease) in net assets	(37,492,099)	140,886,294
Net assets at beginning of period	216,630,119	75,743,825
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $98,216 and $15,978, respectively)	$ 179,138,020	$ 216,630,119

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Scudder High Income Plus Fund
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2004 (Unaudited)	Year Ended October 31, 2003
Operations: Net investment income	$ 15,164,417	$ 37,121,617
Net realized gain (loss) on investment transactions	21,402,730	23,597,107
Net unrealized appreciation (depreciation) on investment transactions during the period	(15,187,473)	37,677,495
Net increase (decrease) in net assets resulting from operations	21,379,674	98,396,219
Distributions to shareholders from: Net investment income: Investment Class	(838,741)	(473,697)
Institutional Class	(882,406)	(1,946,689)
Premier Class	(13,002,868)	(34,692,279)
Fund share transactions: Proceeds from shares sold	39,870,675	95,402,265
Reinvestment of distributions	14,341,002	36,247,944
Cost of shares redeemed	(145,996,403)	(159,042,022)
Redemption fees	23,752	16,540
Net increase (decrease) in net assets from Fund share transactions	(91,760,974)	(27,375,273)
Increase (decrease) in net assets	(85,105,315)	33,908,281
Net assets at beginning of period	375,720,672	341,812,391
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $250,808 and $189,594, respectively)	$ 290,615,357	$ 375,720,672

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Fixed Income Fund

Class A
Years Ended October 31,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.96	$ 11.08	$ 10.92
Income (loss) from investment operations: Net investment income[c]	.24	.46	.17
Net realized and unrealized gain (loss) on investment transactions	(.03)	.03[d]	.18
Total from investment operations	.21	.49	.35
Less distributions from: Net investment income	(.21)	(.45)	(.19)
Net realized gains on investment transactions	(.08)	(.16)	-
Total distributions	(.29)	(.61)	(.19)
Net asset value, end of period	$ 10.88	$ 10.96	$ 11.08
Total Return (%)[e]	1.90**	4.43[f]	3.29f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	174	176	19
Ratio of expenses before expense reductions (%)	.80*	.80	.83*
Ratio of expenses after expense reductions (%)	.80*	.80	.79*
Ratio of net investment income (%)	4.29*	4.15	4.82*
Portfolio turnover rate (%)	181*g	290	152
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from June 28, 2002 (commencement of operations of Class A shares) to October 31, 2002.
[c] Based on average shares outstanding during the period.
[d] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] The portfolio turnover rate including mortgage dollar roll transactions was 187% for the period ended April 30, 2004.
* Annualized
** Not annualized

Scudder Fixed Income Fund

Class B
Years Ended October 31,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.96	$ 11.08	$ 10.92
Income (loss) from investment operations: Net investment income[c]	.20	.38	.14
Net realized and unrealized gain (loss) on investment transactions	(.02)	.02[d]	.18
Total from investment operations	.18	.40	.32
Less distributions from: Net investment income	(.18)	(.36)	(.16)
Net realized gains on investment transactions	(.08)	(.16)	-
Total distributions	(.26)	(.52)	(.16)
Net asset value, end of period	$ 10.88	$ 10.96	$ 11.08
Total Return (%)[e]	1.64**	3.64	3.04f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	44	43	9
Ratio of expenses before expense reductions (%)	1.52*	1.49	1.58*
Ratio of expenses after expense reductions (%)	1.52*	1.49	1.54*
Ratio of net investment income (%)	3.57*	3.46	4.07*
Portfolio turnover rate (%)	181*g	290	152
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from June 28, 2002 (commencement of operations of Class B shares) to October 31, 2002.
[c] Based on average shares outstanding during the period.
[d] The amount of net realized and unrealized gain shown for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[e] Total return does not reflect the effect of any sales charges.
[f] Total return would have been lower had certain expenses not been reduced.
[g] The portfolio turnover rate including mortgage dollar roll transactions was 187% for the period ended April 30, 2004.
* Annualized
** Not annualized

Scudder Fixed Income Fund

Class C
Years Ended October 31,	2004[a]	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.96	$ 11.08	$ 10.92
Income (loss) from investment operations: Net investment income[c]	.19	.38	.15
Net realized and unrealized gain (loss) on investment transactions	(.02)	.02[d]	.17
Total from investment operations	.17	.40	.32
Less distributions from: Net investment income	(.18)	(.36)	(.16)
Net realized gains on investment transactions	(.08)	(.16)	-
Total distributions	(.26)	(.52)	(.16)
Net asset value, end of period	$ 10.87	$ 10.96	$ 11.08
Total Return (%)[e]	1.59**	3.73[f]	2.96f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	54	54	11
Ratio of expenses before expense reductions (%)	1.54*	1.55	1.58*
Ratio of expenses after expense reductions (%)	1.54*	1.54	1.54*
Ratio of net investment income (%)	3.55*	3.41	4.07*
Portfolio turnover rate (%)	181*g	290	152
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from June 28, 2002 (commencement of operations of Class C shares) to October` 31, 2002.
[c] Based on average shares outstanding during the period.
[d] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[e] Total return does not reflect the effect of any sales changes.
[f] Total return would have been lower had certain expenses not been reduced.
[g] The portfolio turnover rate including mortgage dollar roll transactions was 187% for the period ended April 30, 2004.
* Annualized
** Not annualized

Scudder Fixed Income Fund

Investment Class
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.95	$ 11.09	$ 11.12	$ 10.24	$ 10.17	$ 10.88
Income (loss) from investment operations:
Net investment income	.24[b]	.47[b]	.59[b]	.64	.59	.61
Net realized and unrealized gain (loss) on investment transactions	(.02)	.02[c]	(.03)	.88	.07	(.54)
Total from investment operations	.22	.49	.56	1.52	.66	.07
Less distributions from: Net investment income	(.27)	(.47)	(.59)	(.64)	(.59)	(.61)
Net realized gains on investment transactions	(.08)	(.16)	-	-	-	(.17)
Total distributions	(.35)	(.63)	(.59)	(.64)	(.59)	(.78)
Net asset value, end of period	$ 10.82	$ 10.95	$ 11.09	$ 11.12	$ 10.24	$ 10.17
Total Return (%)	1.98**	4.58[d]	5.24[d]	15.39[d]	7.19[d]	.65[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	95	108	95	34	13	7
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.75*	.75	.81	.81	.79	.80
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.75*	.66	.80	.80	.79	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.75*	.66	.80	.80	.79	.80
Ratio of net investment income (%)	4.34*	4.29	5.35	5.95	6.40	5.86
Portfolio turnover rate (%)	181*e	290	152	161	116	157
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 187% for the period ended April 30, 2004.
* Annualized ** Not annualized

Scudder Fixed Income Fund

Class R
	2004[a]	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.99	$ 11.07
Income (loss) from investment operations: Net investment income[c]	.22	.04
Net realized and unrealized gain (loss) on investment transactions	(.05)	(.12)
Total from investment operations	.17	(.08)
Less distributions from: Net investment income	(.15)	-
Net realized gains on investment transactions	(.08)	-
Total distributions	(.23)	-
Net asset value, end of period	$ 10.93	$ 10.99
Total Return (%)	1.90**	(.72)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.81	.01
Ratio of expenses before expense reductions (%)	1.03*	1.05*
Ratio of expenses after expense reductions (%)	1.03*	1.05*
Ratio of net investment income (%)	4.06*	3.62*
Portfolio turnover rate (%)	181*e	290
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from October 1, 2003 (commencement of operations of Class R shares) to October 31, 2003.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 187% for the period ended April 30, 2004.
* Annualized
** Not annualized

Scudder Fixed Income Fund

Institutional Class
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.96	$ 11.08	$ 11.12	$ 10.24	$ 10.17	$ 10.88
Income (loss) from investment operations:
Net investment income	.25[b]	.49[b]	.61[b]	.67	.67	.64
Net realized and unrealized gain (loss) on investment transactions	(.03)	.03[c]	(.03)	.88	.07	(.54)
Total from investment operations	.22	.52	.58	1.55	.74	.10
Less distributions from: Net investment income	(.26)	(.48)	(.62)	(.67)	(.67)	(.64)
Net realized gains on investment transactions	(.08)	(.16)	-	-	-	(.17)
Total distributions	(.34)	(.64)	(.62)	(.67)	(.67)	(.81)
Net asset value, end of period	$ 10.84	$ 10.96	$ 11.08	$ 11.12	$ 10.24	$ 10.17
Total Return (%)	2.01**	4.70[d]	5.49[d]	15.56[d]	7.55[d]	.86[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	682	755	745	740	804	1,259
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.55*	.55	.56	.56	.54	.55
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.55*	.55	.55	.55	.54	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.55*	.55	.55	.55	.54	.55
Ratio of net investment income (%)	4.54*	4.40	5.60	6.26	6.60	6.08
Portfolio turnover rate (%)	181*e	290	152	161	116	157
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2003 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The portfolio turnover rate including mortgage dollar roll transactions was 187% for the period ended April 30, 2004.
* Annualized ** Not annualized

Scudder Short Duration Fund

Class A
	2004[a]	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.07	$ 10.09
Income (loss) from investment operations: Net investment income[c]	.14	.17
Net realized and unrealized gain (loss) on investment transactions	(.02)	(.02)
Total from investment operations	.12	.15
Less distributions from: Net investment income	(.13)	(.17)
Net realized gains on investment transactions	(.01)	-
Total distributions	(.14)	(.17)
Net asset value, end of period	$ 10.05	$ 10.07
Total Return (%)[d]	1.22**	1.52**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	52
Ratio of expenses before expense reductions (%)	.85*	.90*
Ratio of expenses after expense reductions (%)	.55*	.55*
Ratio of net investment income (%)	2.68*	2.57*
Portfolio turnover rate (%)	297*	322
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from February 28, 2003 (commencement of operations of Class A shares) to October 31, 2003.
[c] Based on average shares outstanding during period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Short Duration Fund

Class B
	2004[a]	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.07	$ 10.09
Income (loss) from investment operations: Net investment income[c]	.10	.13
Net realized and unrealized gain (loss) on investment transactions	(.00)***	(.02)
Total from investment operations	.10	.11
Less distributions from: Net investment income	(.10)	(.13)
Net realized gains on investment transactions	(.01)	-
Total distributions	(.11)	(.13)
Net asset value, end of period	$ 10.06	$ 10.07
Total Return (%)[d]	1.00**	1.10**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	8
Ratio of expenses before expense reductions (%)	1.60*	1.64*
Ratio of expenses after expense reductions (%)	1.15*	1.16*
Ratio of net investment income (%)	2.08*	1.89*
Portfolio turnover rate (%)	297*	322
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from February 28, 2003 (commencement of operations of Class B shares) to October 31, 2003.
[c] Based on average shares outstanding during period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Scudder Short Duration Fund

Class C
	2004[a]	2003[b]
Selected Per Share Data
Net asset value, beginning of period	$ 10.06	$ 10.09
Income (loss) from investment operations: Net investment income[c]	.10	.13
Net realized and unrealized gain (loss) on investment transactions	(.01)	(.03)
Total from investment operations	.09	.10
Less distributions from: Net investment income	(.10)	(.13)
Net realized gains on investment transactions	(.01)	-
Total distributions	(.11)	(.13)
Net asset value, end of period	$ 10.04	$ 10.06
Total Return (%)[d]	.91**	1.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	28
Ratio of expenses before expense reductions (%)	1.58*	1.64*
Ratio of expenses after expense reductions (%)	1.15*	1.15*
Ratio of net investment income (%)	2.08*	1.90*
Portfolio turnover rate (%)	297*	322
[a] For the six months ended April 30, 2004 (Unaudited).
[b] For the period from February 28, 2003 (commencement of operations of Class C shares) to October 31, 2003.
[c] Based on average shares outstanding during period.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Short Duration Fund

Institutional Class
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.07	$ 10.17	$ 10.18	$ 9.97	$ 9.96	$ 10.13
Income (loss) from investment operations:
Net investment income	.13[b]	.27[b]	.40[b]	.60	.63	.59
Net realized and unrealized gain (loss) on investment transactions	(.00)***	.01	.07	.21	.01	(.14)
Total from investment operations	.13	.28	.47	.81	.64	.45
Less distributions from: Net investment income	(.13)	(.31)	(.46)	(.60)	(.63)	(.60)
Net realized gains on investment transactions	(.01)	(.07)	(.02)	-	-	(.02)
Total distributions	(.14)	(.38)	(.48)	(.60)	(.63)	(.62)
Net asset value, end of period	$ 10.06	$ 10.07	$ 10.17	$ 10.18	$ 9.97	$ 9.96
Total Return (%)[c]	1.31**	2.80	4.71	8.39	6.63	4.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	66	129	76	38	34	27
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.61*	.68	.76	.80	.87	1.29
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.55*	.55	.55	.55	.55	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.55*	.55	.55	.55	.55	.55
Ratio of net investment income (%)	2.68*	2.70	3.93	5.97	6.35	6.03
Portfolio turnover rate (%)	297*	322	211	129	89	142
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Scudder High Income Plus Fund

Investment Class
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 7.42	$ 6.32	$ 7.24	$ 8.23	$ 9.07	$ 8.71
Income (loss) from investment operations:
Net investment income	.31[b]	.65[b]	.71[b]	.94	1.10	1.00
Net realized and unrealized gain (loss) on investment transactions	.10	1.09	(.92)	(.91)	(.84)	.36
Total from investment operations	.41	1.74	(.21)	.03	.26	1.36
Less distributions from: Net investment income	(.30)	(.64)	(.71)	(.96)	(1.10)	(1.00)
Net realized gains on investment transactions	-	-	-	(.06)	-	-
Total distributions	(.30)	(.64)	(.71)	(1.02)	(1.10)	(1.00)
Redemption fees	.00***	.00***	.00***	-	-	-
Net asset value, end of period	$ 7.53	$ 7.42	$ 6.32	$ 7.24	$ 8.23	$ 9.07
Total Return (%)[c]	5.68**	28.59	(3.21)	.29	2.34	16.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	10	4	5	3	3
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.90*	.88	.95	1.11	.96	1.00
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.83*	.72	.90	.90	.91	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.83*	.72	.90	.90	.90	.90
Ratio of net investment income (%)	8.12*	9.38	10.25	12.12	12.96	11.24
Portfolio turnover rate (%)	160*	143	132	175[d]	151	180
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized **Not annualized
*** Amount is less than $.005.

Scudder High Income Plus Fund

Institutional Class
Years Ended October 31,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 7.42	$ 6.32	$ 7.25	$ 8.23	$ 9.08	$ 8.71
Income (loss) from investment operations:
Net investment income	.31[b]	.66[b]	.73[b]	1.01	1.12	1.03
Net realized and unrealized gain (loss) on investment transactions	.11	1.10	(.93)	(.95)	(.85)	.37
Total from investment operations	.42	1.76	(.20)	.06	.27	1.40
Less distributions from: Net investment income	(.31)	(.66)	(.73)	(.98)	(1.12)	(1.03)
Net realized gains on investment transactions	-	-	-	(.06)	-	-
Total distributions	(.31)	(.66)	(.73)	(1.04)	(1.12)	(1.03)
Redemption fees	.00***	.00***	.00***	-	-	-
Net asset value, end of period	$ 7.53	$ 7.42	$ 6.32	$ 7.25	$ 8.23	$ 9.08
Total Return (%)[c]	5.83**	28.76	(3.07)	.68	2.45	16.54
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	28	18	18	16	30	318
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.70*	.68	.70	.86	.72	.75
Ratio of expenses after expense reductions (including expense paid by the Fund) (%)	.63*	.62	.65	.65	.68	-
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.63*	.62	.65	.65	.65	.65
Ratio of net investment income (%)	8.32*	9.48	10.50	12.44	12.29	11.37
Portfolio turnover rate (%)	160*	143	132	175[d]	151	180
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized **Not annualized
*** Amount is less than $.005.

Scudder High Income Plus Fund

Premier Class
Years Ended October 31,	2004[a]	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 7.41	$ 6.32	$ 7.24	$ 8.23
Income (loss) from investment operations:
Net investment income	.32[c]	.67[c]	.74[c]	.98
Net realized and unrealized gain (loss) on investment transactions	.10	1.09	(.92)	(.92)
Total from investment operations	.42	1.76	(.18)	.06
Less distributions from: Net investment income	(.31)	(.67)	(.74)	(.99)
Net realized gains on investment transactions	-	-	-	(.06)
Total distributions	(.31)	(.67)	(.74)	(1.05)
Redemption fees	.00***	.00***	.00***	-
Net asset value, end of period	$ 7.52	$ 7.41	$ 6.32	$ 7.24
Total Return (%)[d]	5.87**	28.95	(2.83)	.68**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	229	347	320	331
Ratio of expenses before expense reductions (including interest expense paid by the Fund) (%)	.67*	.68	.70	.71*
Ratio of expenses after expense reductions (including interest expense paid by the Fund) (%)	.50*	.50	.50	.50*
Ratio of expenses after expense reductions (excluding interest expense paid by the Fund) (%)	.50*	.50	.50	.50*
Ratio of net investment income (%)	8.45*	9.60	10.65	12.53*
Portfolio turnover rate (%)	160*	143	132	175[e]
[a] For the six months ended April 30, 2004 (Unaudited).
[b] Commencement of operations of Premier Class shares was October 31, 2000.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Excludes portfolio securities delivered as a result of processing redemption in-kind transactions.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Fixed Income Fund, Short Duration Fund and High Income Plus Fund ("Scudder Fixed Income Fund", "Scudder Short Duration Fund" and "Scudder High Income Plus Fund," each a "Fund" and collectively the "Funds"), each a diversified series of Scudder MG Investments Trust (the "Trust") are registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as open-end management investment companies. The Trust is organized as a business trust under the laws of the state of Delaware.

The Fixed Income Fund offers six classes of shares to investors: Class A, Class B, Class C, Investment Class, Class R and Institutional Class. The Short Duration Fund offers four classes of shares to investors: Class A, Class B, Class C and Institutional Class. The High Income Plus Fund offers three classes of shares to investors: Investment Class, Institutional Class and Premier Class.

These multiple classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to any sales charges. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares and Premier Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class-specific arrangements.

Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

The custodian or agent bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Foreign Currency Translations. The books and records of each Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The High Income Plus Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Fixed Income Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Short Sales. The Short Duration and High Income Plus Funds may sell securities they do not own in an attempt to profit from an anticipated decline in their value or in order to hedge portfolio positions. Both Funds borrow securities to complete the transaction. Both Funds maintain collateral with the lender of the securities in the form of cash and/or liquid securities. At April 30, 2004, there were no securities sold short.

Federal Income Taxes. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

At October 31, 2003, the High Income Plus Fund had a net tax basis capital loss carryforward of approximately $84,696,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($34,436,000) and October 31, 2010 ($50,260,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of each Fund is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to securities sold at a loss and forward foreign currency commitments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. Upon the redemption or exchange of shares of the High Income Plus Fund held by Investment Class and Institutional Class shareholders for less than 180 days, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for financial reporting purposes, with the exception of securities bought in default.

B. Purchases and Sales of Securities

During the six months ended April 30, 2004, purchases and sales of investment securities (excluding short-term investments, US Treasury Obligations and mortgage dollar roll transactions ) were as follows:

	Purchases	Sales
Fixed Income Fund	$ 510,797,856	$ 628,556,246
Short Duration Fund	$ 133,765,082	$ 170,579,880
High Income Plus Fund	$ 283,127,799	$ 372,221,786

Purchases and sales of US Treasury Obligations were as follows:

	Purchases	Sales
Fixed Income Fund	$ 455,662,160	$ 434,761,543
Short Duration Fund	$ 171,278,408	$ 161,893,377
High Income Plus Fund	$ 969,386	$ 2,842,675

Purchases and sales of mortgage dollar roll transactions were as follows:

	Purchases	Sales
Fixed Income Fund	$ 30,773,423	$ 30,918,757

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor") is the Advisor and Administrator for each Fund.

Investment Advisory Agreement. Under the Investment Advisory Agreement (the "Investment Advisory Agreement"), the Advisor directs the investments of each Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by each Fund. The management fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.40% of the Fixed Income Fund's and Short Duration Fund's respective average daily net assets and 0.50% of the High Income Plus Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, for the High Income Plus Fund for the six months ended April 30, 2004, the Advisor has agreed to a voluntary fee waiver of 0.07% of the average daily net assets. Accordingly, for the six months ended April 30, 2004, the fee pursuant to the Investment Advisory Agreement for High Income Plus Fund was equivalent to an annualized effective rate of 0.43% of High Income Plus Fund's average daily net assets.

Administrator Service Fee. For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.12% of the average daily net assets of Fixed Income Fund and Short Duration Fund, computed and accrued daily and payable monthly. For the six months ended April 30, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at April 30, 2004
Fixed Income Fund	$ 650,547	$ 104,371
Short Duration Fund	$ 128,990	$ 23,499

For the High Income Plus Fund, for its services as Administrator, DeAM, Inc. receives an Administrator Service Fee of 0.12%, 0.12% and 0.10% of the average daily net assets for Investment Class, Institutional Class and Premium Class shares, respectively, computed and accrued daily and payable monthly. For the six months ended April 30, 2004, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Not Imposed	Unpaid at April 30, 2004
Investment Class	$ 12,790	$ -	$ 9,400
Institutional Class	13,108	$ -	8,526
Premier Class	158,761	$ 158,761	-
	$ 184,659	$ 158,761	$ 17,926

For the Fixed Income Fund, for the six months ended April 30, 2004, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of Class A, Class B, Class C, Investment Class, Class R and Institutional Class at 0.80%, 1.55%, 1.55%, 0.80%, 1.05% and 0.55%, respectively.

For the Short Duration Fund, for the six months ended April 30, 2004, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of Class A, Class B, Class C and Institutional Class of 0.80%, 1.55%, 1.55%, and 0.55%, respectively. In addition, for the six months ended April 30, 2004, the Advisor and Administrator voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of Classes A, B and C at 0.55%, 1.15% and 1.15%, respectively.

For the High Income Plus Fund, for the six months ended April 30, 2004, the Advisor and Administrator agreed to waive its fees and reimburse expenses to the extent necessary to maintain the annualized expenses of the Investment Class, Institutional Class and Premier Class at 0.90%, 0.65% and 0.50%, respectively.

Under these agreements, the Advisor and Administrator waived and absorbed $205,880 and $130,626 of expenses of the Short Duration Fund and High Income Plus Fund, respectively.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A and Class R shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B, C and R shares. For the six months ended April 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2004
Fixed Income Fund
Class A	$ 224,012	$ 36,129
Class B	164,965	27,510
Class C	201,640	33,417
Class R	444	313
	$ 591,061	$ 97,369
Short Duration Fund
Class A	$ 72,320	$ 12,655
Class B	30,269	5,191
Class C	118,690	21,516
	$ 221,279	$ 39,362

In addition, SDI or an affiliate provides information and administrative services ("Shareholder Servicing Fee") to Class B, C, Investment Class and Class R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI or an affiliate in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2004, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at April 30, 2004	Annualized Effective Rate
Fixed Income Fund
Class B	$ 48,378	$ 258.22%
Class C	64,524	14,958.24%
Investment Class	101,890	57,257.20%
Class R	403	189.23%
	$ 215,195	$ 72,662
Short Duration Fund
Class B	$ 10,090	$ 2,453.25%
Class C	39,564	7,061.25%
	$ 49,654	$ 9,514
High Income Plus Fund
Investment Class	$ 21,316	$ 17,426.20%

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fixed Income Fund and the Short Duration Fund. Underwriting commissions paid in connection with the distribution of Class A and Class C shares of the Fixed Income Fund for the six months ended April 30, 2004, aggregated $41,323 and $3, respectively. Underwriting commissions paid in connection with the distribution of Class A and Class C shares of the Short Duration Fund for the six months ended April 30, 2004, aggregated $17,307 and $20, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2004, the CDSC for Class B and C shares of the Fixed Income Fund aggregated $71,815 and $18,006, respectively. For the six months ended April 30, 2004, the CDSC for the Class B and C shares of the Short Duration Fund aggregated $15,083 and $20,677, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2004, for Fixed Income Fund and Short Duration Fund, SDI received $1,287.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregate annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Fund Complex's Audit Committee receives an annual fee for his services.

D. Securities Lending

Short Duration Fund and High Income Plus Fund may lend securities to financial institutions. The fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The fund requires the borrowers of the securities to maintain collateral with the fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities and 105 percent of the value of foreign denominated securities on loan. The fund may invest the cash collateral in an affiliated money market fund. The fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the fund or the borrower may terminate the loan. The fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

E. Share Transactions

Scudder Fixed Income Fund

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,339,035	$ 69,968,708	17,359,885	$ 192,900,052
Class B	696,719	7,694,228	3,971,890	43,877,649
Class C	1,030,345	11,377,762	5,011,741	55,409,143
Investment Class	1,542,414	16,987,760	8,479,709	93,690,720
Class R	92,062	1,018,679	901*	10,000*
Institutional Class	8,936,893	98,604,721	34,252,044	375,883,555
		$ 205,651,858		$ 761,771,119
Shares issued to shareholders in reinvestment of distributions
Class A	251,465	$ 2,768,856	249,190	$ 2,749,619
Class B	66,163	727,992	69,226	763,689
Class C	78,783	866,463	90,506	997,952
Investment Class	284,578	3,123,969	533,685	5,878,962
Class R	390	4,304	-	-
Institutional Class	1,716,987	18,878,857	3,492,075	38,486,072
		$ 26,370,441		$ 48,876,294
Shares redeemed
Class A	(6,616,600)	$ (73,220,530)	(3,320,855)	$ (36,608,679)
Class B	(668,499)	(7,376,947)	(952,224)	(10,488,933)
Class C	(1,087,789)	(11,991,024)	(1,191,224)	(13,076,963)
Investment Class	(2,891,931)	(31,854,660)	(7,726,913)	(85,818,563)
Class R	(19,227)	(211,616)	-	-
Institutional Class	(16,636,314)	(183,278,860)	(36,054,661)	(397,355,392)
		$ (307,933,637)		$ (543,348,530)
Net increase (decrease)
Class A	(26,100)	$ (482,966)	14,288,220	$ 159,040,992
Class B	94,383	1,045,273	3,088,892	34,152,405
Class C	21,339	253,201	3,911,023	43,330,132
Investment Class	(1,064,939)	(11,742,931)	1,286,481	13,751,119
Class R	73,225	811,367	901*	10,000*
Institutional Class	(5,982,434)	(65,795,282)	1,689,458	17,014,235
		$ (75,911,338)		$ 267,298,883

* For the period from October 1, 2003 (commencement of operations of Class R shares) to October 31, 2003.

Scudder Short Duration Fund

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,987,420	$ 30,270,664	7,799,741*	$ 78,868,451*
Class B	279,299	2,822,279	887,361*	8,977,895*
Class C	1,214,986	12,282,564	2,991,839*	30,274,437*
Institutional Class	7,866,699	79,786,668	9,021,664	91,285,762
		$ 125,162,175		$ 209,406,545
Shares issued to shareholders in reinvestment of distributions
Class A	48,197	$ 487,302	29,117*	$ 294,375*
Class B	7,225	73,079	4,030*	40,701*
Class C	20,452	206,658	12,328*	124,592*
Institutional Class	144,333	1,459,942	323,295	3,270,639
		$ 2,226,981		$ 3,730,307
Shares redeemed
Class A	(1,385,269)	$ (14,021,612)	(2,697,296)*	$ (27,288,379)*
Class B	(165,498)	(1,673,000)	(122,735)*	(1,240,379)*
Class C	(426,608)	(4,313,422)	(246,510)*	(2,485,174)*
Institutional Class	(14,291,380)	(144,481,982)	(3,932,439)	(39,794,921)
		$ (164,490,016)		$ (70,808,853)
Net increase (decrease)
Class A	1,650,348	$ 16,736,354	5,131,562*	$ 51,874,447*
Class B	121,026	1,222,358	768,656*	7,778,217*
Class C	808,830	8,175,800	2,757,657*	27,913,855*
Institutional Class	(6,280,348)	(63,235,372)	5,412,520	54,761,480
		$ (37,100,860)		$ 142,327,999

* For the period from February 28, 2003 (commencement of operations of Class A, B and C shares) to October 31, 2003.

Scudder High Income Plus Fund

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Investment Class	3,359,797	$ 25,615,656	1,099,317	$ 7,882,658
Institutional Class	1,589,308	12,039,870	1,092,945	7,626,792
Premier Class	294,736	2,215,149	11,850,788	79,892,815
		$ 39,870,675		$ 95,402,265
Shares issued to shareholders in reinvestment of distributions
Investment Class	101,467	$ 771,261	64,320	$ 453,070
Institutional Class	89,667	680,881	230,103	1,604,504
Premier Class	1,697,768	12,888,860	4,903,771	34,190,370
		$ 14,341,002		$ 36,247,944
Shares redeemed
Investment Class	(410,978)	$ (3,133,329)	(333,744)	$ (2,324,646)
Institutional Class	(366,054)	(2,776,293)	(1,768,247)	(12,529,318)
Premier Class	(18,440,176)	(140,086,781)	(20,506,970)	(144,188,058)
		$ (145,996,403)		$ (159,042,022)

Redemption fees		$ 23,752		$ 16,540
Net increase (decrease)
Investment Class	3,050,286	$ 23,261,389	829,893	$ 6,017,869
Institutional Class	1,312,921	9,960,409	(445,199)	(3,288,269)
Premier Class	(16,447,672)	(124,982,772)	(3,752,411)	(30,104,873)
		$ (91,760,974)		$ (27,375,273)

F. Forward Foreign Currency Commitments

As of April 30, 2004, High Income Plus Fund had the following open contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation
EUR	3,288,761	USD	3,978,414	6/10/2004	$ 44,074
EUR	108,500	USD	133,998	6/10/2004	4,199
EUR	210,000	USD	254,100	6/10/2004	2,878
Total Unrealized Appreciation					$ 51,151

Currency Abbreviations
EUR	Euro	USD	US Dollars

G. Line of Credit

Fixed Income Fund and Short Duration Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. Fixed Income Fund may borrow up to a maximum of 10 percent of its net assets under the agreement. Short Duration Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

H. Credit Facility

High Income Plus Fund has a revolving credit facility administered by Fleet National Bank not to exceed $25 million at any one time and which is available until October 14, 2004. High Income Plus Fund is charged an annual commitment fee. Interest is calculated at the Federal Funds Rate or LIBOR Rate plus 0.625 percent. The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended April 30, 2004 was $1,550,000 with a weighted average interest rate of 1.625%.

I. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C, Investment, Institutional and Premier

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

		Scudder Fixed Income Fund	Scudder Short Duration Fund	Scudder High Income Plus Fund
Class A	Nasdaq Symbol	SFXAX	SDUAX	N/A
	CUSIP Number	81116P 824	81116P 758	N/A
	Fund Number	493	434	N/A
Class B	Nasdaq Symbol	SFXBX	SDUBX	N/A
	CUSIP Number	81116P 816	81116P 741	N/A
	Fund Number	693	634	N/A
Class C	Nasdaq Symbol	SFXCX	SDUCX	N/A
	CUSIP Number	81116P 790	81116P 733	N/A
	Fund Number	793	734	N/A
Class R	Nasdaq Symbol	SFXRF	N/A	N/A
	CUSIP Number	81116P-568	N/A	N/A
	Fund Number	1504	N/A	N/A
Investment Class	Nasdaq Symbol	MFISX	N/A	MGHVX
	CUSIP Number	81116P 832	N/A	81116P 659
	Fund Number	816	N/A	824
Institutional Class	Nasdaq Symbol	MFINX	MGSFX	MGHYX
	CUSIP Number	81116P 840	81116P 766	81116P 667
	Fund Number	593	557	596
Premier Class	Nasdaq Symbol	N/A	N/A	MGHPX
	CUSIP Number	N/A	N/A	81116P 642
	Fund Number	N/A	N/A	556

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating and Governance Committee evaluates and nominates Board member candidates. Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Fund, One South Street, Baltimore, MD
21202.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the filing period that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Fixed Income Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Fixed Income Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ---------------------------

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Short Duration Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Short Duration Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ---------------------------

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Fixed Income Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Fixed Income Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 29, 2004
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               June 29, 2004
                                    ---------------------------